Exhibit 10.1

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7.5 Severability	18
7.6 Governing Law	19
7.7 Arbitration	19
7.8 Waiver of Jury Trial	19
7.9 No Assignment	19
7.10 Counterparts	20
7.11 Amendment and Waiver	20
7.12 Aggregation of Offered Securities	20
7.13 Allocation of Consideration	20

LIST OF EXHIBITS

Exhibit 2.1(a)—A-2 Note

Exhibit 2.1(b)(i)—Common Warrant

Exhibit 2.1(b)(ii)—Change in Control Warrants

Exhibit 2.1(c)(i)—Series A Cash Trigger Warrant for A-1 Purchaser and Series B Cash Trigger Warrant for A-1 Purchaser

Exhibit 2.1(c)(ii)—Series A Cash Trigger Warrant for A-2 Purchaser and Series B Cash Trigger Warrant for A-2 Purchaser

Exhibit 2.2(a)—Allocation of Notes and Warrants

Exhibit 5(i)—Form of Voting Agreement

Exhibit 7.1(a)—Opinions of Counsel

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SECURITIES PURCHASE AND ADMISSION AGREEMENT

THIS SECURITIES PURCHASE AND ADMISSION AGREEMENT is made and entered into as of April 29, 2003 (this “Agreement”), by and among Equinix, Inc., a Delaware corporation (the “Parent”), the subsidiaries of Parent that are or from time to time become Guarantors of Parent’s obligations under this Agreement, STT Communications Ltd., a company organized under the laws of the Republic of Singapore (“STT”), i-STT Investments Pte. Ltd., a company organized under the laws of the Republic of Singapore (the “A-1 Purchaser”), and Crosslink Ventures IV, L.P., Offshore Crosslink Omega Ventures IV, Crosslink Omega Ventures IV GmbH & Co. KG, Omega Bayview IV, L.L.C., Crosslink Crossover Fund III, L.P., Offshore Crosslink Crossover Fund III and Gary F. Hromadko (collectively, the “A-2 Purchaser”, and together with the A-1 Purchaser, the “Purchasers”), and amends and supplements that certain Securities Purchase Agreement by and among Parent, the Guarantors named therein and the A-1 Purchaser, dated October 2, 2002, as amended on December 31, 2002 (the “Purchase Agreement”). Unless otherwise defined in this Agreement, capitalized terms used in this Agreement without definition have the respective meanings given to them in the Purchase Agreement

WHEREAS, on December 31, 2002, Parent issued and sold to the A-1 Purchaser A-1 Notes in the aggregate principal amount of $30,000,000 and Preferred Warrants, Cash Trigger Warrants and the Change in Control Warrants pursuant to the terms of the Purchase Agreement;

WHEREAS, Parent desires to issue and sell to the A-2 Purchaser A-2 Notes in the aggregate principal amount of $10,000,000 and Common Warrants, New Cash Trigger Warrants (as defined below) and Change in Control Warrants, on the terms set forth in this Agreement and in the Purchase Agreement and subject to the conditions in this Agreement;

WHEREAS, to induce the A-2 Purchaser to purchase the A-2 Notes, the A-1 Purchaser has agreed to exchange the Cash Trigger Warrants issued to the A-1 Purchaser at the Closing for new Cash Trigger Warrants (the “New Cash Trigger Warrants”) which will be issued to both the A-1 Purchaser and the A-2 Purchaser; and

WHEREAS, (i) the aggregate number of shares purchasable by the Purchasers pursuant to the New Cash Trigger Warrants will be equal to the aggregate number of shares purchasable by the A-1 Purchaser under the original Cash Trigger Warrants and (ii) the aggregate number of shares purchasable by the Purchasers pursuant to the New Cash Trigger Warrants will be divided pro rata between the Purchasers based on the aggregate principal amounts of the A-1 Notes and A-2 Notes purchased by the Purchasers.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants in this Agreement, the Parties, intending to be legally bound, agree as follows:

1. Definitions.

1.1 Definitions. The following terms defined in the Purchase Agreement shall be amended to read in their entirety as follows for purposes of this Agreement and the Purchase Agreement:

“A-1 Principal Amount” means $30,000,000.

“A-2 Principal Amount” means $10,000,000.

“A-2 Trading Period” means a thirty (30) consecutive Trading Day period during which (i) the average of the closing prices of the Parent Common Stock on the NMS exceeds $15.66 (subject to adjustments as provided in Section 9.6 of the Purchase Agreement) and (ii) the average daily trading volume of the Parent Common Stock on the NMS exceeds 17,188 shares (which number of shares shall be deemed automatically adjusted to give effect to any stock splits, dividends, reclassifications, combinations or recapitalizations occurring after the date of this Agreement).

“Conversion Price” means (i) with respect to the A-1 Notes issued to the A-1 Purchaser, $10.77 (after giving effect to the 1-for-32 reverse split of Parent’s Common Stock on December 31, 2002 (the “Reverse Split”)), as adjusted pursuant to Section 9.6 of the Purchase Agreement and (ii) with respect to A-2 Notes issued to the A-2 Purchaser, $4.00 (after giving effect to the Reverse Split, as adjusted pursuant to Section 9.6 of the Purchase Agreement. With respect to any PIK Notes issued as interest on A-2 Notes (the “A-2 PIK Notes”), the Conversion Price shall be $4.84 (after giving effect to the Reverse Split), as adjusted pursuant to Section 9.6. For purposes of Conversion Price adjustments pursuant to Section 9.6(b) of the Purchase Agreement in connection with Dilutive Issuances, a Dilutive Issuance shall, subject to any Excluded Conversion Adjustment, be deemed to occur with respect to the A-2 Notes and A-2 PIK Notes if the Company grants or sells any Parent Common Stock or any securities convertible into or exchangeable for any Parent Common Stock at a price below $4.84 per share, as adjusted pursuant to Section 9.6 of the Purchase Agreement.

“Financing Documents” means this Agreement, the Purchase Agreement, each Note, the A-1 Security Documents, the Intercreditor Agreement, each Guaranty, each Warrant and the Registration Rights Agreement.

“First Closing Letter” means the letter dated December 31, 2002 from Parent and certain of its Subsidiaries to the A-1 Purchaser, Pihana and Jane Dietz, as Pihana Stockholders Representative, setting forth certain terms relating to the Closing.

“Intercreditor Agreement” means the Intercreditor Agreement dated as of the Closing Date by and among the Administrative Agent, the Collateral Agent and the A-1 Purchaser, as collateral agent for the Holders (as amended from time to time in accordance with the provisions thereof).

“Junior Pledge and Security Agreement” means the Master Pledge and Security Agreement dated as of the Closing Date by and among Parent, the Subsidiaries of Parent party thereto, as grantors, the A-1 Purchaser, as collateral agent, and, to the extent provided therein, each of the Holders.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of the Closing Date by and between Parent and the A-1 Purchaser, as amended by this Agreement.

“Requisite Holders” means, at any time of determination, the Holders of more than fifty percent (50%) of the outstanding principal amount of each of the A-1 Notes and A-2 Notes, voting as a separate classes.

“Warrants” means the New Cash Trigger Warrants, the Common Warrants, the Preferred Warrants and the Change in Control Warrants issued at the Closing and the Second Closing.

2. The Purchase and Sale of the Securities.

2.1 Authorization.

(a) Parent has authorized the issuance, sale and delivery of the A-2 Notes to the A-2 Purchaser in the original aggregate principal amount of $10,000,000. The A-2 Notes will mature on the Maturity Date and shall bear interest from and after the second anniversary of the Second Closing (as defined below) at the rate of ten percent (10%) per annum (based upon a 360 day year for actual days elapsed) on the unpaid balance thereof until the earlier of the date on which (i) such A-2 Notes are paid in full and (ii) the A-2 Notes are converted to Parent Common Stock pursuant to the terms hereof and thereof. Interest shall be due and payable in A-2 PIK Notes on each May 1 and November 1 following the second anniversary of the Second Closing in arrears. The A-2 Notes will be substantially in the form of Exhibit 2.1(a) attached hereto.

(b) Parent has authorized the issuance, sale and delivery of (i) the Common Warrants to the A-2 Purchaser in substantially the form of Exhibit 2.1(b)(i) attached hereto, and (ii) the Change in Control Warrants to the A-2 Purchaser in substantially the form of Exhibit 2.1(b)(ii) attached hereto.

(c) Parent has authorized (i) the exchange of the Cash Trigger Warrants by the A-1 Purchaser for New Cash Trigger Warrants in substantially the form of Exhibit 2.1(c)(i) attached hereto, and (ii) the issuance, sale and delivery of the New Cash Trigger Warrants to the A-2 Purchaser in substantially the form of Exhibit 2.1(c)(ii) attached hereto.

(d) Each of the Existing Guarantors has authorized the issuance and delivery of its Guaranty.

2.2 Obligations to Purchase, Sell and Exchange Securities.

(a) Subject to the terms and conditions in this Agreement and the Purchase Agreement, Parent agrees to issue and sell, pursuant to the Purchase Agreement and this Agreement, to the A-2 Purchaser, and the A-2 Purchaser agrees to purchase from Parent, the A-2 Notes and the Warrants in the amounts set forth on Exhibit 2.2(a) attached hereto.

(b) Subject to the satisfaction or waiver of the conditions in Article 7, the closing of the sale of the A-2 Notes and the Warrants (the “Second Closing”) shall occur at 10:00 a.m. Pacific time, on June 3, 2003 at the offices of Willkie Farr & Gallagher, or at such other time and place and the Parties may agree.

(c) At the Second Closing, the A-2 Purchaser shall deliver to Parent by wire transfer of immediately available funds to an account designated by Parent no more than three (3) days prior to the Second Closing, $10,000,000 against delivery to the A-2 Purchaser of duly-executed A-2 Notes and the Common Warrants, Change in Control Warrants and New Cash Trigger Warrants, dated as of the date of date on which the Second Closing occurs, registered in such Purchaser’s name.

(d) At the Second Closing, the A-1 Purchaser shall deliver to Parent for cancellation, the Cash Trigger Warrants issued to the A-1 Purchaser at the Closing, and Parent shall deliver to the A-1 Purchaser the New Cash Trigger Warrants to be delivered to the A-1 Purchaser as hereinabove provided

2.3 Effects of Agreement.

(a) By execution and delivery of this Agreement, effective as of consummation of the transactions contemplated by this Agreement, the A-2 Purchaser:

(i) will join and become a party to the Purchase Agreement, as supplemented hereby;

(ii) will join and become a party to the Junior Pledge and Security Agreement; and

(iii) will join and become a party to the Registration Rights Agreement;

and Parent, each of the Existing Guarantors, STT and the A-1 Purchaser each hereby consents to the amendment and modification of the Purchase Agreement and the Registration Rights Agreement as provided herein and each of the foregoing effects of this Agreement; provided, however, with respect only to the A-2 Purchaser, the representations and warranties contained in Sections 3 and 4 of this Agreement shall supersede the representations and warranties contained in Sections 3 and 4 of the Purchase Agreement as if such representations and warranties had originally been included in the Purchase Agreement; provided further that Section 9.5 of the Purchase Agreement shall not apply to the A-2 Notes.

(b) By its execution and delivery of this Agreement, each of the Guarantors confirms its Guaranty and acknowledges and agrees, without limiting the generality of such Guaranty, that it applies to the obligations evidenced by the A-2 Notes.

(c) Nothing in this Agreement shall affect the rights or obligations of STT or the A-1 Purchaser under the Purchase Agreement, the Combination Agreement, or any other documents, agreements or instruments executed in connection therewith, except as expressly amended by this Agreement. Without limiting the generality of the foregoing, nothing in Sections 3.11, 5(h) or 6.1(e) of this Agreement shall in any way (i) bind or restrict STT or the A-1 Purchaser, or (ii) modify or waive the rights or obligations of STT or the A-1 Purchaser under the Combination Agreement, the Purchase Agreement or otherwise.

3. Representations and Warranties of the Issuers. Parent hereby represents and warrants to the A-2 Purchaser, on its behalf and on behalf of its Subsidiaries and the Existing Guarantors, that the statements contained in this Article 3 are true and correct, except as otherwise set forth on the Schedule of Exceptions delivered by Parent to the A-2 Purchaser on the date hereof.

3.1 Organization and Qualification. Parent and each of its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and otherwise hold and operate its properties and other assets and to carry on it business as it is now being conducted. Parent and each of its Subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing has not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

3.2 Ownership of Subsidiaries. All of the issued and outstanding shares of capital stock of each Subsidiary of Parent are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights except for i-STT Nation Ltd., Parent’s Thailand subsidiary which is 60% owned by Parent. Except for liens contemplated by the Financing Documents, all shares of capital stock of each Subsidiary of Parent are held of record or owned beneficially by either Parent or another Subsidiary of Parent and are held or owned free and clear of any restriction on transfer (other than restrictions under federal and state securities Laws), claim, security interest, option, warrant, right, lien, call, commitment, equity or demand. Except for liens contemplated by the Financing Documents, there are no outstanding or authorized options, warrants, rights, agreements or commitments to which any Subsidiary of Parent is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock of any Subsidiary of Parent. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any Subsidiary of Parent. There are no voting trusts, proxies or other agreements or other arrangements or understandings with respect to the voting of any capital stock of any Subsidiary of Parent.

3.3 Capitalization.

(a) The authorized capital stock of Parent consists of 300,000,000 shares of Parent Common Stock and 100,000,000 shares of Preferred Stock, par value $.001 per share (the “Preferred Stock”), of which 25,000,000 shares have been designated Series A Convertible Preferred Stock (“Series A”) and 25,000,000 shares have been designated Series A-1

Convertible Preferred Stock (“Series A-1”). As of March 31, 2003, (i) 8,518,790 shares of Parent Common Stock were issued and outstanding (any change to the number of shares of Parent Common Stock issued and outstanding between March 31, 2003 and the date of this Agreement is the result of the exercise of outstanding options under the Parent’s stock option plans), (ii) 1,868,667 shares of Series A were issued and outstanding, (iii) no shares of Series A-1 were issued and outstanding and (iv) 3,231,870 shares of Parent Common Stock were reserved for future issuance pursuant to outstanding, unexercised options to purchase Parent Common Stock. As of the date of this Agreement, 1,249,716 shares of Parent Common Stock were reserved for issuance pursuant to outstanding, unexercised warrants to purchase Parent Common Stock.

(b) As of March 31, 2003, except for outstanding options referred to in clause (iv) of Section 3.3(a) and outstanding warrants referred to in the last sentence of Section 3.3(a) and otherwise as disclosed in the Parent SEC Reports (as defined below), there were no outstanding options, warrants, or other agreements relating to the issuance of capital stock of Parent or obligating Parent to issue or sell any shares of its capital stock. Parent has reserved 968,804 shares of Parent Common Stock for issuance under Parent’s 1998 Stock Plan, 1,599,028 shares of Parent Common Stock for issuance under Parent’s 2000 Equity Incentive Plan, 2,878 shares of Parent Common Stock for issuance under Parent’s 2001 Supplemental Equity Incentive Plan, 153,348 shares of Parent Common Stock for issuance under Parent’s Employee Stock Purchase Plan, and 233,000 shares of Parent Common Stock for issuance under Parent’s 2000 Director Option Plan.

3.4 Authority Relative to This Agreement. Parent and each Existing Guarantor has all necessary corporate power and authority to execute and deliver this Agreement and each of the other Financing Documents to which it is a party and to consummate the transactions contemplated by this Agreement and each of the other Financing Documents. The execution and delivery of this Agreement and each of such Financing Documents by Parent and each Existing Guarantor and the consummation by Parent and each Existing Guarantor, as applicable, of the transactions contemplated by this Agreement and the other Financing Documents have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Parent or any Existing Guarantor are necessary to authorize this Agreement and each of the other Financing Documents or to consummate the transactions contemplated by this Agreement and the other Financing Documents. This Agreement and each of the other Financing Documents to which Parent or an Existing Guarantor is a party have been duly and validly executed and delivered by Parent and each Existing Guarantor, as applicable, and, assuming the due authorization, execution and delivery by the other parties thereto, constitute legal, valid and binding obligations of Parent and each Existing Guarantor, as applicable, enforceable against Parent and each Existing Guarantor, as applicable, in accordance with their terms.

3.5 No Conflict; Required Filings and Consents.

(a) The execution and delivery by Parent and each Existing Guarantor of this Agreement and each of the other Financing Documents to which it is a party do not, and the performance by Parent and each Existing Guarantor of its respective obligations under this Agreement and each of the other Financing Documents will not, (i) conflict with or violate the certificate of incorporation or bylaws (or similar organizational documents) of Parent or any of its Subsidiaries, (ii) conflict with or violate in any material respect any Law applicable to Parent or any of its Subsidiaries or by which any property or asset of Parent or any of its Subsidiaries is bound or affected, or (iii) conflict with, result in any material breach of or constitute a material default (or an event which with notice or lapse of time or both would become a default) under, require consent, approval or notice under, give to others any right of termination, amendment, acceleration or cancellation of, require any payment under, or result in the creation of a lien or other encumbrance on any material property or asset of Parent or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its Subsidiaries is a party or by which any material property or asset of Parent or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) for such conflicts, violations, breaches, defaults, consents, approvals, notices or other rights that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and, except in the case of clause (iii), for the liens contemplated by the Financing Documents.

(b) The execution and delivery by Parent and each Existing Guarantor of this Agreement and each of the other Financing Documents to which it is a party do not, and the performance of its respective obligations under this Agreement and each of the other Financing Documents will not, require any consent, approval, order, permit, or authorization from, or registration, notification or filing with a Governmental Entity, except for consents, approvals, orders, permits, authorizations, registrations, notifications or filings, which if not obtained or made could not reasonably be expected, individually or in the aggregate, to prevent or materially delay the consummation of the transactions contemplated by this Agreement, except for filings with Government Entities with respect to collateral contemplated by the Financing Documents.

3.6 Collateral.

(a) The execution and delivery of the Collateral Documents by Parent and each Existing Guarantor, together with the actions heretofore taken or to be taken on or prior to the Second Closing (or as otherwise provided in the First Closing Letter) for the benefit of the Holders shall create a valid security interest in the Collateral, subject only to the First Priority Liens and the Permitted Liens, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority or Second Priority status, as applicable, of such Liens have been or shall be duly made or taken on or prior to the Second Closing (or as otherwise provided in the First Closing Letter), other than the actions required under federal Law to register and record interests in intellectual property.

(b) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by Parent and each Existing Guarantor of the liens to be created in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to any of the Collateral Documents or (ii) the exercise by the Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable Law), except for filings or recordings as may be required in connection with the perfection of security interests, the disposition of any Investment Related Property, or by Laws generally affecting the offering and sale of securities.

(c) Except with respect to any Permitted Lien and liens as may have been filed in favor of Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

(d) All information supplied to the Collateral Agent by or on behalf of Parent or any Existing Guarantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

(e) Without limiting the generality of the foregoing, Parent and each Existing Guarantor represents and warrants that all of its cash and cash equivalents shall be maintained in accounts in existence as of the Second Closing (or as otherwise provided in the First Closing Letter) in which the Collateral Agent has a perfected security interest or such other accounts as may be pre-approved by the Collateral Agent, and in which Collateral Agent has a perfected security interest, other than Permitted Liens.

3.7 Governmental Regulation. Neither Parent nor any Existing Guarantor is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur indebtedness or which may otherwise render all or any portion of the obligations under this Agreement or the Financing Document Obligations unenforceable. Neither Parent nor the Existing Guarantors are a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.

3.8 Margin Stock. Neither Parent nor any Existing Guarantor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock. No part of the proceeds of sale of the A-2 Notes to the A-2 Purchaser shall be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

3.9 Private Placement; No Brokers. Neither Parent nor any of its Subsidiaries, nor any agent acting on behalf of any of them, has taken any action that (a) would cause the issuance and sale of any of the Offered Securities to be in violation of the provisions of Section 5 of the Securities Act, or (b) violates the provisions of any securities or blue sky Law of any applicable jurisdiction. No broker, financial advisor, finder or other Person is entitled to any fee from Parent or any of its Subsidiaries in connection with the transactions contemplated by the Financing Documents, except for Salomon Smith Barney Inc. whose fees were paid by Parent in connection with the Closing.

3.10 Combination Agreement, Credit Agreement and Collateral Documents.

(a) The representations and warranties made by Parent pursuant to the Combination Agreement and the Credit Agreement were true and correct in all material respects as of the closings contemplated by each of such agreements (except for such representations and warranties that were qualified to materiality or material adverse effect (as such term is defined in the applicable agreement), which were true and correct in all respects). Parent has not received notice from any of the parties to either of the Combination Agreement and the Credit Agreement claiming that Parent is in breach of the representations and warranties thereunder.

(b) The Combination Agreement, the Credit Agreement and each of the Collateral Documents are in full force and effect.

(c) Since December 31, 2002, Parent has not received notice from any of the parties to the Credit Agreement or any of the Collateral Documents that an event of default has occurred and is continuing under any of such agreements, and none of the parties to such agreements has waived any events of default thereunder.

3.11 Indebtedness of iSTT Nation Ltd. As of the date hereof, the aggregate amount of indebtedness currently outstanding pursuant to that certain credit agreement between iSTT Nation Ltd. and UOB Radanasian Public Company Limited is less than $1,800,000 (or the Thai Baht equivalent). iSTT Nation Ltd. will not, and Parent will cause iSTT Nation Ltd. not to, incur any additional indebtedness in excess of $1,800,000 (or the Thai Baht equivalent) under such credit agreement.

3.12 SEC Reports; Financial Statements. Parent has filed all forms, reports and documents with the Securities and Exchange Commission (the “Commission”) required to be filed by it since January 1, 2001 (collectively, the “SEC Reports”). Parent has delivered to the A-2 Purchaser a copy of all SEC Reports filed within the ten (10) days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, including any financial statements or schedules included or incorporated by reference therein, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Parent included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of Parent and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments and the absence of footnotes. All material agreements to which Parent or any Subsidiary is a party or to which the property or assets of Parent or any Subsidiary are subject have been included as part of or specifically identified in the SEC Reports to the extent required by the rules and regulations of the Commission.

3.13 Material Changes. Since December 31, 2002, except as specifically disclosed in the SEC Reports, (a) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (b) Parent has not incurred any material liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business, (c) Parent has not amended or changed its certificate of incorporation or bylaws, (d) Parent has not altered its method of financial or tax accounting or changed its auditor, (e) Parent has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with restricted stock grants to employees), and (f) Parent has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Parent stock option plans.

3.14 No Misstatements. No representation or warranty made by Parent or any Existing Guarantors in this Agreement, any other Financing Documents or any certificate delivered or written statements furnished or deliverable to the A-2 Purchaser by or on behalf of Parent and each Existing Guarantor for use in connection with the transactions contemplated hereby contains or shall contain any untrue statement of a material fact or omits to or shall not, when taken as a whole, state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Parent and each Existing Guarantor to be reasonable at the time made, it being recognized by the A 2 Purchaser that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

4. Representations and Warranties of the A-2 Purchaser. The A-2 Purchaser represents and warrants to Parent and each Existing Guarantor:

4.1 Investment Intent. A-2 Purchaser is an “accredited investor” within the meaning of Regulation D under the Securities Act, that it is acquiring the Offered Securities for the purpose of investment and not with a view to the distribution thereof, and that it has no present intention of selling, negotiating, or otherwise disposing of the Offered Securities. A-2 Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Offered Securities and is capable of bearing the economic risks of such investment indefinitely. A-2 Purchaser understands that Parent is relying on this representation to establish an exemption from registration under the Securities Act and state securities laws.

4.2 ERISA Matters. The source of funds being used by A-2 Purchaser to purchase the Notes hereunder constitutes assets: (a) allocated to the “insurance company general account” (as such term is defined under Section V of the United States Department of Labor’s Prohibited Transaction Class Exemption (“PTCE”) 95-60) of A-2 Purchaser, and the purchase and holding of the Notes by A-2 Purchaser shall at all times satisfy all of the applicable requirements for relief under PTCE 95-60, (b) allocated to a separate account maintained by A-2 Purchaser in which no employee benefit plan, or group of plans maintained by the same employer, participates to the extent of 10% or more, and the purchase and holding of the Notes by A-2 Purchaser each shall at all times satisfy all of the applicable requirements for relief under PTCE 90-1 or (c) of an investment fund or other source, the assets of which do not include assets of any employee benefit plan within the meaning of ERISA. For the purpose of this section, the terms “separate account” and “employee benefit plan” shall have the respective meanings specified in Section 3 of ERISA.

4.3 Authority Relative to This Agreement. A-2 Purchaser has all necessary corporate or partnership power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by A-2 Purchaser and the consummation by A-2 Purchaser of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate or partnership action and no other corporate or partnership proceedings on the part of A-2 Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by A-2 Purchaser and, assuming the due authorization, execution and delivery by Parent and the other Parties, constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms.

4.4 Legend. A-2 Purchaser understands that each certificate or other document evidencing any of the Offered Securities shall be endorsed with the following legends:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ‘SECURITIES ACT’), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO EQUINIX, INC., QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.”

“THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED (AS SUCH TERM IS DEFINED IN THAT SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 2, 2002, AS AMENDED (THE ‘PURCHASE AGREEMENT’), BY AND AMONG EQUINIX, INC., A DELAWARE CORPORATION (‘PARENT’), THE GUARANTORS NAMED THEREIN, AND THE PURCHASERS NAMED THEREIN)) DURING THE PERIOD BEGINNING ON THE CLOSING DATE (AS SUCH TERM IS DEFINED IN THE PURCHASE AGREEMENT) AND CONTINUING TO THE DATE THAT IS 180 DAYS FOLLOWING THE CLOSING

DATE, EXCEPT AS PERMITTED UNDER THE PURCHASE AGREEMENT. A COPY OF THE PURCHASE AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF PARENT AND IS AVAILABLE UPON REQUEST.”

4.5 Private Placement; No Brokers. Neither A-2 Purchaser nor any agent acting on behalf of it has taken any action that (a) would cause the issuance and sale of any of the Offered Securities to be in violation of the provisions of Section 5 of the Securities Act or (b) violates the provisions of any securities or blue sky Law of any applicable jurisdiction. No broker, financial advisor, finder or other Person is entitled to any fee from A-2 Purchaser for which Parent would be liable in connection with the transactions contemplated by the Financing Documents.

5. Agreements of the Parties. The Parties acknowledge and agree that:

(a) Neither the issuance of the A-2 Notes and Warrants at the Second Closing to the A-2 Purchaser, nor the issuance of A-2 PIK Notes to the A-2 Purchaser in the future, if applicable, shall constitute a “Voting Stock Trigger Event” under the Certificate of Designation regardless of whether the beneficial ownership of the A-2 Purchaser exceeds 15% of Parent’s outstanding voting stock at the Second Closing or in the future; provided, however, that a Voting Stock Trigger event shall occur at such time as the actual shares of Common Stock held by the A-2 Purchaser (whether as a result of open market purchases, conversion of A-2 Notes or A-2 PIK Notes or exercise of the Common Warrant) exceeds 15% of Parent’s issued and outstanding shares of voting stock (assuming conversion of all outstanding Preferred Stock) (the “Voting Threshold”). The A-2 Purchaser shall be permitted to undertake open-market purchases of Parent Common Stock at any time without causing a Voting Stock Trigger Event so long as the issued and outstanding shares of Common Stock held by the A-2 Purchaser (whether as a result of open market purchases, conversion of A-2 Notes or A-2 PIK Notes or exercise of the Common Warrant) do not exceed the Voting Threshold. Further, the A-1 Purchaser acknowledges and agrees that the A-2 Notes are being issued pursuant to the Purchase Agreement.

(b) The A-2 Notes shall be convertible, at the option of the A-2 Purchaser, at any time, and from time to time, on the terms and subject to the conditions set forth in Section 9.4 of the Purchase Agreement; provided, however, the A-2 Notes shall automatically be converted to Parent Common Stock (as if the A-2 Purchaser had voluntarily elected to convert such A-2 Notes pursuant to Section 9.4 of the Purchase Agreement) at the then applicable Conversion Price unless Parent shall have received from the A-2 Purchaser, within five (5) Business Days after the A-2 Purchaser’s receipt of written notice from Parent notifying the A-2 Purchaser of the occurrence of an A-2 Trading Period after the second anniversary of the Second Closing, notice that it elects not to have its A-2 Notes converted to Parent Common Stock; provided further, that if an A-2 Trading Period shall occur on or before the second anniversary of the Second Closing, Parent may only deliver notice of the occurrence of such A-2 Trading Period on or after the second anniversary of the Second Closing. If the A-2 Purchaser elects not to have its A-2 Notes converted to Parent Common Stock in connection with the occurrence of an A-2 Trading Period, Section 9.4 of the Purchase Agreement shall no longer apply to the A-2 Notes and the A-2 Notes shall no longer be convertible into Parent Common Stock or any other capital stock of Parent.

(c) Neither the Issuance of the A-2 Notes and Warrants at the Second Closing to the A-2 Purchaser, nor the issuance of A-2 PIK Notes to the A-2 Purchaser in the future, if applicable, shall be subject to the Right of First Offer contained in Article 3 of that certain Governance Agreement between Parent, STT and the A-1 Purchaser dated December 31, 2002 (the “Governance Agreement”).

(d) The A-2 Purchaser shall be entitled to enforce Article 2 of the Governance Agreement against Parent, STT and the A-1 Purchaser.

(e) Notwithstanding anything to the contrary in the Purchase Agreement, the A-2 Notes may be issued in increments of $1,000 principal amount.

(f) The A-2 Purchaser shall have the same rights granted to STT in Article 3 of the Governance Agreement as if all references therein to “STT Communications” were to the A-2 Purchaser.

(g) By execution and delivery of this Agreement, effective as of the Second Closing, the Registration Rights Agreement shall be amended and supplemented as follows: (i) notwithstanding the requirement in Section 2.1(a) of the Registration Rights Agreement regarding the aggregate gross proceeds of a registered offering thereunder, if the A-2 Purchaser is the “Initiating Note Holder” (as defined in the Registration Rights Agreement), the aggregate gross proceeds of the sale of shares requested to be registered shall be in excess of $5,000,000; (ii) the definition of “Purchase Agreement” in the first paragraph of the Registration Rights Agreement shall refer to the Purchase Agreement as amended on December 31, 2002 and by this Agreement; and (iii) the parenthetical at the end of Section 4.5 of the Registration Rights Agreement shall be amended to read in its entirety as follows: “(voting as separate classes).”

In addition, the following portions of the Registration Rights Agreement shall be amended in their entirety to read as follows:

(1) Section 2.1(d)(i) shall now read “after Parent has effected five registrations (three at the request of the Holders of Series A-1 Registrable Note Shares and two at the request of Holders of A-2 Registrable Note Shares) pursuant to this Section 2.1 and such registrations have been declared effective; provided, however, that the Holders of A-2 Registrable Note Shares may not request their second registration unless such registration will register all of such Holders’ A-2 Registrable Note Shares.”

(2) The first sentence of 2.1(f) shall read “After the exercise of five demand registrations pursuant to Section 2.1(a), the Holders of Registrable Notes Shares shall be entitled to one additional registration of Registrable Note Shares by Parent on Form S-3 or Form S-1 if Form S-3 is not then available to Parent.”

(3) Section 2.1(g) shall read “The holders of Series A-1 Notes shall be entitled to initiate three of the registrations under this Section 2.1 and, subject to the requirements of Section 2.1(d)(i), the holders of the Series A-2 Notes shall be entitled to initiate two of the registrations under this Section 2.1.”

(h) Parent shall continue to comply with Section 6.20 of the Combination Agreement. Parent agrees to use its reasonable best efforts to mitigate expenses associated with its Thailand joint venture.

(i) Parent shall use its reasonable best efforts to assist the A-2 Purchaser in entering into voting agreements, in substantially the form of Exhibit 5(i) attached hereto, with the A-1 Purchaser and entities affiliated with Columbia Capital.

(j) Notwithstanding the terms of Section 9.6(b)(i)(F) of the Purchase Agreement, the issuance of the A-2 Notes and Common Warrants shall constitute a Dilutive Issuance; provided that A-2 PIK Notes and shares of Common Stock issued or issuable pursuant to A-2 PIK Notes, if any, issued or issuable to holders of A-2 Notes shall not be counted as shares issued or issuable in connection with the Dilutive Issuance for purposes of calculating any Conversion Price or Warrant Price adjustments pursuant to Section 9.6(b) of the Purchase Agreement or the terms of any Warrant.

(k) By execution and delivery of this Agreement, effective as of the Second Closing, Section 9.4(a) of the Purchase Agreement shall be amended and supplemented such that the proviso at the end of such section shall be replaced and shall read in its entirety as follows: “provided, however, that A-1 Notes shall convert into Common Stock at the A-1 Conversion Rate if at the time of conversion, any shares of Conversion Preferred Stock have been converted to Common Stock pursuant to the conversion provisions contained in Section 5(a)(ii) or 5(b)(ii) of the Certificate of Designation”.

6. Conditions to Second Closing.

6.1 A-2 Purchaser’s Closing Conditions. The obligation of the A-2 Purchaser to purchase and pay for the Offered Securities to be purchased by it at the Second Closing is subject to the satisfaction or waiver by the A-2 Purchaser, prior to or at the Second Closing, of the following conditions:

(a) The A-2 Purchaser shall have received from counsel for Parent and the Existing Guarantors, (i) an opinion or opinions substantially in the form set forth in Exhibit 6.1(a) attached hereto, addressed to the A-2 Purchaser dated the date of the Second Closing, and otherwise reasonably satisfactory in substance and form to such Purchaser and its counsel and (ii) a letter or letters entitling the A-2 Purchaser to rely on all opinions of counsel delivered to the Lenders in connection with the Collateral Documents.

(b) The representations and warranties of Parent in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified to materiality or Material Adverse Effect, which shall be true and correct in all respects) when made and as if made at the Second Closing, except to the extent the representation or warranty is limited by its terms to another date. There shall exist on the Closing Date, after giving effect to the transactions contemplated by this Agreement, no Event of Default nor a Default under this Agreement, the Credit Agreement or any other material contract to which Parent or any of its Subsidiaries is a party for which the applicable cure period has not expired.

(c) Parent and each of the Existing Guarantors shall have performed and complied in all material respects with all covenants in this Agreement required to be complied with on or prior to the date of the Second Closing.

(d) The A-2 Purchaser shall have received a certificate, dated as of the date of the Second Closing, executed by the chief executive officer and the chief financial officer of Parent stating that the conditions set forth in Section 6.1(b) and Section 6.1(c) have been satisfied.

(e) Parent shall have terminated, satisfied or otherwise resolved all of the obligations of Parent to STT pursuant to Section 6.20 of the Combination Agreement with respect to guarantees made by STT to UOB Radanasin Public Company Limited to the reasonable satisfaction of the A-2 Purchaser; provided that for the purpose of this condition, any termination, satisfaction or resolution of Parent’s obligations with respect to guarantees made by STT to UOB Radanasin Public Company Limited under Section 6.20 of the Combination Agreement requiring cash or other payments by Parent in an amount equal to or less than $1,080,000 will be deemed to be “reasonably satisfactory” to the A-2 Purchaser; provided further, that the A-2 Purchaser shall have received a certificate dated as of the date of the Second Closing, executed by the chief financial officer of Parent certifying that the payments required by Parent for such termination, satisfaction or resolution of such obligations are equal to or less than $1,080,000.

(f) The offering, issuance, purchase and sale of the Offered Securities, on the date of the Second Closing, on the terms and subject to the conditions of this Agreement, shall not be prohibited by any applicable Law or governmental regulation (including Section 5 of the Securities Act and Regulations T, U, or X of the Federal Reserve Board) and shall not subject the A-2 Purchaser to any tax, penalty, liability, or other onerous condition under or pursuant to any applicable Law or governmental regulation.

(g) Parent and each Existing Guarantor shall have received all authorizations, consents, approvals, licenses, franchises, permits, and certificates by or of all Governmental Authorities in each case, necessary for the issuance of the Offered Securities, and the execution and delivery of this Agreement, and this Agreement and each of the Financing Documents shall be in full force and effect as of the Second Closing.

(h) No preliminary or permanent injunction or other order issued by any Governmental Authority, nor any state, rule, regulation, decree or executive order promulgated or enacted by any Governmental Authority, which declares this Agreement or the Financing Documents invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby or thereby, shall be in effect.

(i) The Administrative Agent and Collateral Agent shall have delivered their consent to the execution and delivery of this Agreement and the consummation of the transactions provided for herein.

(j) Parent shall have delivered or shall have caused to be delivered, to the A-2 Purchaser copies of the following documents, duly certified, or the following certificates, as applicable:

(i) Resolutions of the board of directors of Parent (A) authorizing the issuance of the A-2 Notes, the Warrants, and the shares of Parent Common Stock issuable upon conversion of the A-2 Notes and exercise of the Warrants and the execution, delivery, and performance of this Agreement and (B) authorizing all other actions to be taken by Parent in connection with this Agreement, the Financing Documents, and the Collateral Documents to which it is a party;

(ii) Certificates, signed by the secretary or an assistant secretary of Parent, dated as of the date of the Second Closing, as to (A) the incumbency, and containing the specimen signature or signatures, of the Person or Persons authorized to execute this Agreement and the Financing Documents to which it is a party on behalf of Parent, together with evidence of the incumbency of such secretary or assistant secretary, and (B) the authenticity and effectiveness of Parent’s certificate of incorporation and bylaws (copies of which shall be attached to such certificates); and

(iii) A certificate of status or good standing of Parent, from the Secretary of State of the State of Delaware, dated no earlier than two (2) days prior to the date of the Second Closing.

(k) The issuance of the Parent Common Stock issuable upon conversion of the A-2 Note and exercise of the Warrants shall have been approved by Parent’s stockholders in accordance with the DGCL and the rules of the NMS.

(l) Section 7.2(B) of Parent’s Bylaws shall have been amended to provide that a representative of the A-2 Purchaser shall be nominated to serve as a director of Parent at each election of directors until Article VII of the Bylaws terminates by its terms. Parent shall have taken all necessary corporate action such that Gary F. Hromadko, the initial board designee of the A-2 Purchaser, shall become a director immediately following the Second Closing.

(m) Parent and the A-2 Purchaser shall have agreed to an allocation of the issue price of the A-2 Notes and Warrants in accordance with Section 7.13 of this Agreement.

6.2 Parent Closing Conditions. The obligation of Parent to issue, sell and deliver the Offered Securities to be sold by it at the Second Closing is subject to the satisfaction or waiver by Parent, prior to or at the Second Closing, of the following conditions:

(a) The representations and warranties of the A-2 Purchaser in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified as to materiality, which shall be true and correct in all respects) when made and as if made at the Second Closing, except to the extent the representation or warranty is limited by its terms to another date.

(b) The A-2 Purchaser shall have performed and complied in all material respects with all covenants in this Agreement required to be complied with at or prior to the Second Closing.

(c) Parent and each Existing Guarantor shall have received all authorizations, consents, approvals, licenses, franchises, permits, and certificates by or of all Governmental Authorities in each case, necessary for the issuance of the Offered Securities being sold at the Second Closing and the execution and delivery of this Agreement, and this Agreement and each of the Financing Documents, as amended or modified pursuant to this Agreement, shall be in full force and effect as of the Second Closing.

(d) No preliminary or permanent injunction or other order issued by any Governmental Authority, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any Governmental Authority, which declares this Agreement or the Financing Documents invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby or thereby, shall be in effect.

(e) The A-1 Purchaser shall have delivered to Parent for cancellation the Cash Trigger Warrants issued to the A-1 Purchaser at the Closing.

6.3 A-1 Purchaser Closing Conditions. Each of the conditions in Sections 6.1 and 6.2 shall have been satisfied or waived in accordance with the terms of this Agreement.

7. Miscellaneous.

7.1 Entire Agreement. This Agreement and the Purchase Agreement, together with the other Financing Documents, constitute the entire agreement and supersede all prior and contemporaneous agreements, negotiations, arrangements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.

7.2 Expenses and Indemnities. Parent and the Existing Guarantors agree, jointly and severally, upon consummation of the transactions contemplated hereby, to pay the reasonable legal fees (and, if applicable, accounting fees) of the A-2 Purchaser’s counsel incurred in connection with the negotiation, preparation and execution of this Agreement and the respective Offered Securities being acquired by the A-2 Purchaser, but in no event more than $75,000 unless agreed to in writing by the Company prior to the Second Closing; provided, however, that if the transactions contemplated hereby are not contemplated as a result of Parent’s failure to obtain stockholder approval as required pursuant to Section 6.1(j), Parent shall pay the legal fees (and, if applicable, accounting fees) of the A-2 Purchaser’s counsel up to an amount of $35,000. This Section 7.2 supersedes the provisions of Section 11.2 (a) of the Purchase Agreement with respect to legal fees of the A-2 Purchaser’s counsel.

7.3 Notices. All notices and other communications hereunder and under the other Financing Documents shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an internationally recognized overnight courier service, such as Federal Express, to the Parties at the following addresses (or at such other address for the Parties as shall be specified by like notice):

if to the A-2 Purchaser, to:

Crosslink Capital

Two Embarcadero Center

Suite 2200

San Francisco, California 94111

Attention: Jason Sanders

Telephone No.: (415) 617-1800

Telecopy No.: (415) 617-1801

and a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

201 Redwood Shores Parkway

Redwood Shores, California 94065

Attention: Curtis L. Mo

Telephone No.: (650) 802-3000

Telecopy No.: (650) 802-3100

if to Parent or any Guarantor:

Equinix, Inc.

301 Velocity Way, 5th Floor

Foster City, California 94404

Attention: Chief Financial Officer

Telephone No.: (650) 316-6000

Telecopy No.: (650) 316-6900

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher

787 Seventh Avenue

New York, New York 10019

Attention: Cornelius T. Finnegan III

Telephone No.: (212) 728-8000

Telecopy No.: (212) 728-8111

7.4 Descriptive Headings. The descriptive headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect or be used to construe the meaning of this Agreement.

7.5 Severability. Any term or provision of this Agreement that is held to be invalid, void or unenforceable shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement. If any term or provision of this Agreement is invalid, void or unenforceable, the parties agree that an arbitrator shall have the power to and shall, subject to such arbitrator’s discretion, reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

7.6 Governing Law. This Agreement and the rights and obligations of the Parties under this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

7.7 Arbitration. All disputes related to this Agreement shall be settled by the arbitration proceedings described in Section 11.12 of the Purchase Agreement.

7.8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATION SHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH SHALL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 7.8 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

7.9 No Assignment. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns and, in particular, shall inure to the benefit of, and be enforceable by, any transferee of any Offered Security. The rights and obligations of Parent and the Guarantors under this Agreement and the other Financing Documents may not be assigned (by operation of Law or otherwise) or delegated without the consent of the Requisite Holders. Prior to the Second Closing, each of the A-2 Purchasers may assign any or all of its rights and obligations under this Agreement, including, but not limited to, the obligation to purchase the A-2 Notes and the Warrants in the amounts set forth on Exhibit 2.2(a) attached hereto, to any person or entity controlled by Crosslink Capital or otherwise reasonably acceptable to Parent and, upon such assignment, the assignee shall be obligated to purchase the amount of A-2 Notes and Warrants assigned to the assignee by such A-2 Purchaser.

7.10 Counterparts. This Agreement may be executed in multiple counterparts (whether delivered by facsimile or otherwise), each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Parties.

7.11 Amendment and Waiver. Unless otherwise provided in this Agreement, any term of this Agreement may be amended and the observance of terms of this Agreement may be waived prior to the Second Closing (either generally or in a particular instance and either retroactively or prospectively) only with the consent of Parent, the A-1 Purchaser and the A-2 Purchaser. Following the Second Closing, any such amendment or waiver may only occur in compliance with Section 11.3 of the Purchase Agreement.

7.12 Aggregation of Offered Securities. All of the Offered Securities held or acquired by a holder and its affiliated entities shall be aggregated together for the purpose of determining the availability of any rights or related ownership thresholds under this Agreement and any of the other Financing Documents. For purposes of the foregoing, the Offered Securities held by any holder that (i) is a partnership or corporation shall be deemed to include Offered Securities held by affiliated partnerships or the partners (and in the case of the A-2 Purchaser shall specifically include Gary F. Hromadko, regardless of his title or affiliation), retired partners, and stockholders of such holder or affiliated partnership, or members of the “immediate family” (as defined below) of any such partners, retired partners, and stockholders, and any custodian or trustee for the benefit of any of the foregoing persons, and (ii) is an individual shall be deemed to include Offered Securities held by any members of the stockholder’s immediate family (“immediate family” shall include any spouse, father, mother, brother, sister, lineal descendant of spouse, or lineal descendant) or to any custodian or trustee for the benefit of any of the foregoing persons.

7.13 Allocation of Consideration.

(a) Parent and the A-2 Purchaser agree that the A-2 Notes and the Warrants issued to the A-2 Purchaser constitute an “investment unit” within the meaning of Section 1273(c)(2)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the issue price of the investment unit, as determined pursuant to Sections 1273(c)(2)(A) and 1273(b)(2) of the Code, is $10,000,000. Parent and the A-2 Purchaser further agree to allocate the issue price between the A-2 Notes and the Warrants in accordance with their respective fair market values, as required by Section 1273(c)(2)(B) of the Code and Treasury Regulation Section 1.1273-2(h)(1), on and as of the Second Closing.

(b) Parent and the A-2 Purchaser each agree to (i) report the income tax consequences of the A-2 Notes and the Warrants in accordance with the allocation of issue price on and as of the Second Closing, (ii) not take any position in its tax returns or otherwise that is inconsistent with such allocation, and (iii) report the A-2 Notes as a debt instrument that does not provide for one or more contingent payments.

(c) Parent agrees to cooperate and assist the A-2 Purchaser and any successor holder of the A-2 Notes by providing to the A-2 Purchaser and any successor holder of the A-2 Notes timely reports (including applicable Forms 1099) of the interest income includable by the A-2 Purchaser for tax purposes under the A-2 Notes, and such related information as the A-2 Purchaser may reasonably request in connection with such determinations and reporting. Parent agrees that the A-2 Purchaser and any successor holder of the A-2 Notes may contact the representative of Parent whose name, address, telephone number and other contact information are set forth in Section 7.3 of this Agreement at any reasonable time, and from time to time, for such information and assistance.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

EQUINIX, INC.

By:	/s/ RENEE LANAM
Name: Renee Lanam Title: Chief Financial Officer

SIGNATURE PAGE TO SECURITIES PURCHASE AND ADMISSION AGREEMENT

A-1 PURCHASER:	i-STT INVESTMENTS PTE, LTD.

	By:	/s/ JEAN MANDEVILLE
Name: Title:

SIGNATURE PAGE TO SECURITIES PURCHASE AND ADMISSION AGREEMENT

STT COMMUNICATIONS LTD.

By:	/s/ JEAN MANDEVILLE
Name: Title:

SIGNATURE PAGE TO SECURITIES PURCHASE AND ADMISSION AGREEMENT

A-2 PURCHASER:	CROSSLINK VENTURES IV, L.P.

By: CROSSLINK VENTURES IV HOLDINGS, L.L.C., its General Partner

	By:	/s/ MICHAEL J. STARK
Michael J. Stark, Managing Member

OFFSHORE CROSSLINK OMEGA VENTURES IV (a Cayman Islands Unit Trust)

By: CROSSLINK VENTURES IV HOLDINGS, L.L.C., Investment Manager

	By:	/s/ MICHAEL J. STARK
Michael J. Stark, Managing Member

CROSSLINK OMEGA VENTURES IV GmbH & Co. KG

By: CROSSLINK VERWALTUNGS GmbH, General Partner

	By:	/s/ MICHAEL J. STARK
Michael J. Stark, Managing Director

OMEGA BAYVIEW IV, L.L.C.

	By:	/s/ MICHAEL J. STARK
Authorized Signatory

CROSSLINK CROSSOVER FUND III, L.P.

By: CROSSLINK FUND III MANAGEMENT, L.L.C., its General Partner

	By:	/s/ MICHAEL J. STARK
Michael J. Stark, Managing Member

SIGNATURE PAGE TO SECURITIES PURCHASE AND ADMISSION AGREEMENT

OFFSHORE CROSSLINK CROSSOVER FUND III, Unit Trust

By: CROSSOVER FUND III MANAGEMENT, L.L.C., Investment Manager

By:	/s/ MICHAEL J. STARK
Michael J. Stark, Managing Member

/s/ GARY F. HROMADKO
Gary F. Hromadko

SIGNATURE PAGE TO SECURITIES PURCHASE AND ADMISSION AGREEMENT

Each of the undersigned, being a Guarantor as of the date hereof as provided in the Agreement, joins in the execution and delivery of such Agreement for the purpose of indicating its agreement to the provisions of Section 2.3 hereof.

April 29, 2003

EQUINIX—DC, INC.

By:	/s/ RENEE LANAM
Renee Lanam

EQUINIX OPERATING CO., INC.

By:	/s/ RENEE LANAM
Renee Lanam

EQUINIX EUROPE, INC.

By:	/s/ RENEE LANAM
Renee Lanam

EQUINIX THAILAND HOLDINGS, INC.

By:	/s/ RENEE LANAM
Renee Lanam

EAGLE ACQUISITION CORP. 1A

By:	/s/ RENEE LANAM
Renee Lanam

EAGLE ACQUISITION CORP. 1B

By:	/s/ RENEE LANAM
Renee Lanam

SIGNATURE PAGE TO SECURITIES PURCHASE AND ADMISSION AGREEMENT

EAGLE ACQUISITION CORP. 2A

By:	/s/ RENEE LANAM
Renee Lanam

EQUINIX PACIFIC, INC.

By:	/s/ RENEE LANAM
Renee Lanam

EQUINIX PACIFIC BUSINESS RECOVERY, INC.

By:	/s/ RENEE LANAM
Renee Lanam

PIHANA PACIFIC BUSINESS RECOVERY HONG KONG LIMITED

By:	/s/ RENEE LANAM
Renee Lanam

EQUINIX HONG KONG LIMITED

By:	/s/ RENEE LANAM
Renee Lanam

EQUINIX JAPAN KK

By:	/s/ RENEE LANAM
Renee Lanam

EQUINIX AUSTRALIA PTY LIMITED

By:	/s/ RENEE LANAM
Renee Lanam

SECURITIES PAGE TO SECURITIES PURCHASE AND ADMISSION AGREEMENT

EQUINIX ASIA PACIFIC PTE LTD

By:	/s/ PETER VAN CAMP
Peter Van Camp

EQUINIX SINGAPORE HOLDINGS PTE LTD

By:	/s/ PETER VAN CAMP
Peter Van Camp

EQUINIX SINGAPORE PTE LTD

By:	/s/ PETER VAN CAMP
Peter Van Camp

EQUINIX PACIFIC PTE LTD

By:	/s/ PETER VAN CAMP
Peter Van Camp

PIHANA PACIFIC SINGAPORE OPCO PTE LTD

By:	/s/ PETER VAN CAMP
Peter Van Camp

EQUINIX CAYMAN ISLANDS HOLDINGS

By:	/s/ RENEE LANAM
Renee Lanam

EQUINIX DUTCH HOLDINGS N.V.

By:	/s/ RENEE LANAM
Renee Lanam

SECURITIES PAGE TO SECURITIES PURCHASE AND ADMISSION AGREEMENT

EQUINIX NETHERLANDS B.V.

By:	/s/ RENEE LANAM
Renee Lanam

EQUINIX FRANCE SARL

By:	/s/ RENEE LANAM
Renee Lanam

EQUINIX GERMANY GmbH

By:	/s/ RENEE LANAM
Renee Lanam

EQUINIX UK LIMITED

By:	/s/ RENEE LANAM
Renee Lanam

SIGNATURE PAGE TO SECURITIES PURCHASE AND ADMISSION AGREEMENT

i-STT Investments Pte. Ltd., as Collateral Agent under the Junior Pledge and Security Agreement referred to in the Agreement, joins in the execution and delivery of such Agreement for the purpose of indicating its agreement to the provisions of Section 2.3 thereof.

April 29, 2003	i-STT INVESTMENTS PTE. LTD.

	By:	/s/ JEAN MANDEVILLE

SIGNATURE PAGE TO SECURITIES PURCHASE AND ADMISSION AGREEMENT

Exhibit 2.1(a)

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO EQUINIX, INC., A DELAWARE CORPORATION (THE “PARENT”), QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED (AS SUCH TERM IS DEFINED IN THAT SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 2, 2002, AS AMENDED (THE “PURCHASE AGREEMENT”), BY AND AMONG THE PARENT, THE GUARANTORS NAMED THEREIN, AND THE PURCHASERS NAMED THEREIN)) DURING THE PERIOD BEGINNING ON THE CLOSING DATE (AS SUCH TERM IS DEFINED IN THE PURCHASE AGREEMENT) AND CONTINUING TO THE DATE THAT IS 180 DAYS FOLLOWING THE CLOSING DATE, EXCEPT AS PERMITTED UNDER THE PURCHASE AGREEMENT. A COPY OF THE PURCHASE AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF PARENT AND IS AVAILABLE UPON REQUEST.

THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) WITHIN THE MEANING OF SECTION 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THIS NOTE WAS JUNE             , 2003. INFORMATION REGARDING THE ISSUE PRICE, THE TOTAL AMOUNT OF OID, AND THE YIELD TO MATURITY MAY BE OBTAINED BY WRITTEN REQUEST OF THE HOLDER OF THIS NOTE TO THE SECRETARY OF PARENT.

EQUINIX, INC.

SERIES A-2 CONVERTIBLE SECURED NOTE DUE 2007

Security No. CSN-2	June , 2003

FOR VALUE RECEIVED, the Parent hereby promises to pay to [Crosslink entity], a [            ], or registered assigns (“Holder”), the principal amount of [$            ] on November 1, 2007. This Note shall bear no interest until the second anniversary of the Second Closing. From and after the second anniversary of the Second Closing, this Note shall bear interest at the rate of ten percent (10%) per annum (based upon a 360 day year for actual days elapsed) on the unpaid balance thereof until the earlier of the date on which (i) this Note is paid in full and (ii) the A-2 Notes are converted to Parent Common Stock pursuant to the terms hereof and the Purchase Agreement. Interest shall be due and payable in A-2 PIK Notes semi annually in arrears on each May 1 and November 1 following the second anniversary of the Second Closing, on the unpaid principal balance hereof.

This Note is one of the Notes issued pursuant to the Purchase Agreement and is entitled to the benefits of the Purchase Agreement. Reference hereby is made to the Purchase Agreement for a statement of each of such terms and conditions, and each of the terms and conditions of the Purchase Agreement are incorporated herein by this reference, except as otherwise provided in any amendment or supplement to the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

Any payments that fall due hereunder on a day that is not a Business Day shall be payable on the first succeeding Business Day and such extension of time shall be included in the computation of any interest due hereunder. If any amount of principal hereof or interest thereon or any other amount payable hereunder or under the Purchase Agreement, shall not be paid in full when due and in the manner provided herein (whether at the stated maturity, by acceleration or otherwise), Parent shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on such unpaid amount to Holder, from the date such amount becomes due until the date such amount is paid in full, payable on demand of Holder, at a rate per annum equal, at all times, to ten percent (10%) (computed on the basis of a 360 day year for the actual number of days elapsed).

This Note is convertible, at the option of Holder, on the terms and subject to the conditions set forth in the Purchase Agreement, into shares of Parent Common Stock at the Conversion Price; provided, however, this Note shall automatically be converted to Parent Common Stock (as if the Holder had voluntarily elected to convert this Note pursuant to Section 9.4 of the Purchase Agreement) at the then applicable Conversion Price unless Parent shall have received from the Holder, within five (5) Business Days after the Holder’s receipt of written notice from Parent notifying the Holder of the occurrence of an A-2 Trading Period after the second anniversary of the Second Closing, notice that it elects not to have this Note converted to Parent Common Stock; provided further, that if an A-2 Trading Period shall occur on or before the second anniversary of the Second Closing, Parent may only deliver notice of the occurrence of such A-2 Trading Period on or after the second anniversary of the Second Closing. If the Holder elects not to have this Note converted to Parent Common Stock in connection with the occurrence of an A-2 Trading Period, Section 9.4 of the Purchase Agreement shall no longer apply to this Note and this Note shall no longer be convertible into Parent Common Stock or any other capital stock of Parent.

Upon the occurrence of a Change in Control, Parent is obligated to offer to purchase all of the Notes at the prices and on the terms specified in the Purchase Agreement.

This Note is not subject to prepayment.

This Note is equally and ratably secured by the Collateral Documents, except as provided therein. Reference is made to the full text of the Collateral Documents for the nature and extent of the security interest created thereby and the terms and conditions upon which such security interest may be released.

The payment of all principal of, premium (if any) and interest on this Note and the other Notes has been unconditionally guaranteed by Subsidiaries of Parent pursuant to separate and several Guarantees. Reference is made to the full text of such Guarantees.

If an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Purchase Agreement

This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder or such registered Holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of the transferee. Prior to due presentment for registration of transfer, Parent may treat the Person in whose name this Note is registered as the owner of this Note for the purpose of receiving payment and for all other purposes. Parent will not be affected by any notice to the contrary.

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This Note is governed by and shall be construed in accordance with the laws of the Sate of New York, including Section 5-1402 of the New York General Obligations Law. The Holder of this Note, by acceptance of this Note, waives any right to trial by jury and agrees that any action arising out of, related to or otherwise by virtue of this Note will be determined only by arbitration as provided in the Purchase Agreement.

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IN WITNESS WHEREOF, Parent has caused this Note to be signed by its duly authorized officer as of the date first written above.

EQUINIX, INC.

By:
Name:
Title:

OPTION OF HOLDER TO ELECT TO HAVE NOTES PURCHASED
UPON A CHANGE OF CONTROL

If you elect to have Equinix, Inc., a Delaware corporation (“Equinix”) purchase this Note pursuant to the Change of Control Offer made pursuant to Section 9.7 of the Purchase Agreement, check the following box: ☐

If you wish to have Equinix purchase only part of your Note pursuant to the Change of Control Offer made pursuant to Section 9.7 of the Purchase Agreement, state the aggregate principal amount you want to be purchased: $

Date:	Signature:
Name:
Title:

NOTICE

The signature to the foregoing election must correspond to the name as written upon the face of the attached Note in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ASSIGNMENT

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED NOTE

FOR VALUE RECEIVED                      hereby sells, assigns and transfers unto                      all rights of the undersigned under and pursuant to the attached Note, and the undersigned does hereby irrevocably constitute and appoint                      Attorney to transfer said Note on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

[TRANSFEROR]

Signature:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Note in every particular, without alteration or enlargement or any change whatsoever.

Exhibit 2.1(b)(i)

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO EQUINIX, INC., A DELAWARE CORPORATION (THE “PARENT”), QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED (AS SUCH TERM IS DEFINED IN THAT SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 2, 2002, AS AMENDED (THE “PURCHASE AGREEMENT”), BY AND AMONG THE PARENT, THE GUARANTORS NAMED THEREIN, AND THE PURCHASERS NAMED THEREIN)) DURING THE PERIOD BEGINNING ON THE CLOSING DATE (AS SUCH TERM IS DEFINED IN THE PURCHASE AGREEMENT) AND CONTINUING TO THE DATE THAT IS 180 DAYS FOLLOWING THE CLOSING DATE, EXCEPT AS PERMITTED UNDER THE PURCHASE AGREEMENT. A COPY OF THE PURCHASE AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF PARENT AND IS AVAILABLE UPON REQUEST.

EQUINIX, INC.

COMMON STOCK WARRANT

June     , 2003

Warrant No.	CS-1
Date of Initial Issuance:	June , 2003
Number of Shares:	500,000
Initial Warrant Price:	$0.01
Expiration Date:	June , 2008

THIS CERTIFIES THAT for value received, [Crosslink entity], a [                    ], or its registered assigns (hereinafter called “Warrant Holder”), is entitled to purchase from Parent, at any time during the Term of this Warrant (as defined below), five hundred thousand (500,000) shares of Common Stock, par value $0.001 per share, of Parent (“Common Stock”), at the Warrant Price (as defined below), payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained. This Warrant may be exercised in whole or in part.

Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement. For all purposes of this Warrant, the following terms shall have the meanings indicated:

“Term of this Warrant” shall mean the period beginning on the date of initial issuance hereof and ending on the Expiration Date, as set forth above.

“Warrant Price” shall mean $0.01 per share, subject to adjustment in accordance with Section 4.

“Warrants” shall mean this Common Stock Warrant and any other Common Stock Warrant or Common Stock Warrants issued in connection with the Purchase Agreement to the original holder of this Common Stock Warrant or issued to any transferees of such original holder or subsequent holder.

“Warrant Shares” shall mean shares of Common Stock, subject to adjustment or change as herein provided, purchased or purchasable by Warrant Holder upon the exercise hereof.

Section 2. Exercise of Warrant.

2.1 Procedure for Exercise of Warrant. To exercise this Warrant in whole or in part (but not as to any fractional Warrant Share), Warrant Holder shall deliver to Parent at its office referred to in Section 8 at any time (the “Exercise Date”) and from time to time during the Term of this Warrant: (a) the Notice of Exercise in the form of Exhibit A attached hereto, (b) cash, certified or official bank check payable to the order of Parent, wire transfer of funds to Parent’s account, or cancellation of any indebtedness of Parent to Warrant Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (c) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Value is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Warrant Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of Parent referred to in Section 8, together with the Notice of Exercise, in which event Parent shall issue to Warrant Holder that number of whole Warrant Shares computed using the following formula:

CS = WCS x (CMV-WP)

CMV

Where

CS	equals the number of shares of Common Stock to be issued to Warrant Holder

WCS	equals the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, under the portion of the Warrant being exercised (at the date of such calculation)

CMV	equals the Current Market Value (at the date of such calculation)

WP	equals the Warrant Price (as adjusted to the date of such calculation)

This Warrant shall be exercised by the Warrant Holder by the surrender of this Warrant to Parent at any time during usual business hours at Parent’s principal place of business, accompanied by the Notice of Exercise, substantially in the form of Exhibit A attached hereto, specifying that the Warrant Holder elects to exercise all or a portion of this Warrant and the name or names (with address) in which a certificate or certificates for Warrant Shares are to be issued and (if so required by Parent) by a written instrument or instruments of transfer in form reasonably satisfactory to Parent duly executed by the Warrant Holder or its duly authorized attorney. Upon exercise of this Warrant, Parent shall deliver to Warrant Holder the certificate or certificates for the Warrant Shares so purchased within the number of days specified in Rule 15c6-1 under the Exchange Act applicable to open market transactions, provided that immediately prior to the close of business on the Exercise Date, the exercising Warrant Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon exercise of this Warrant, notwithstanding that the share register of Parent shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to such Person. Immediately prior to the close of business on the Exercise Date, all rights with respect to this Warrant so exercised, including the rights, if any, to receive notices, will terminate (in the case of a partial exercise, to the extent of the portion of this Warrant so exercised), except only the rights of the Warrant Holder to (i) receive certificates for the number of Warrant Shares into which this Warrant has been exercised, and (ii) exercise the rights to which the Warrant Holder is entitled as a holder of Warrant Shares.

2.2 Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legends (and any additional legend required by (a) any applicable state securities laws and (b) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof

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unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED (AS SUCH TERM IS DEFINED IN THAT SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 2, 2002, AS AMENDED (THE “PURCHASE AGREEMENT”), BY AND AMONG EQUINIX, INC., A DELAWARE CORPORATION (“PARENT”), THE GUARANTORS NAMED THEREIN, AND THE PURCHASERS NAMED THEREIN)) DURING THE PERIOD BEGINNING ON THE CLOSING DATE (AS SUCH TERM IS DEFINED IN THE PURCHASE AGREEMENT) AND CONTINUING TO THE DATE THAT IS 180 DAYS FOLLOWING THE CLOSING DATE. A COPY OF THE PURCHASE AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF PARENT AND IS AVAILABLE UPON REQUEST.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for Warrant Holder thereof (which counsel shall be reasonably satisfactory to Parent) the securities represented thereby are not, at such time, required by law to bear such legend. The second legend set forth above, and the second legend set forth on the face of this Warrant, shall be removed at the request of the Warrant Holder following the lapse of such restriction.

Section 3. Covenants as to Common Stock . Parent covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully-paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof and not issued in violation of any preemptive rights. Parent further covenants and agrees that it shall pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. Parent further covenants and agrees that Parent shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. Parent further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then Parent shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon conversion of this Warrant is listed on any national securities exchange, Parent shall, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion of this Warrant.

Section 4. Adjustment of Warrant Price and Number and Kind of Warrant Shares . The Warrant Price and number and kind of Warrant Shares shall be subject to adjustment from time to time as set forth in this Section 4. Upon each adjustment of the Warrant Price as provided herein, Warrant Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

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(a) Adjustment for Change in Capital Stock:

(i) If, after the date hereof, Parent

(A) pays a dividend or makes a distribution on any of its Common Stock in shares of any of its Common Stock or Warrants, rights or options exercisable for its Common Stock, other than a dividend or distribution of the type described in Section 4(h);

(B) pays a dividend or makes a distribution on any of its Common Stock in shares of any of its capital stock, other than Common Stock or rights, warrants or options exercisable for its Common Stock and other than a dividend or distribution of the type of described in Section 4(h); or

(C) subdivides any of its outstanding shares of Common Stock into a greater number of shares; or

(D) combines any of its outstanding shares of Common Stock into a smaller number of shares; or

(E) issues by reclassification of any of its Common Stock any shares of any of its capital stock;

then the Warrant Price in effect immediately prior to such action shall be adjusted so that the Warrant Holder may receive the number of shares of capital stock of Parent which such Warrant Holder would have owned immediately following such action if such Warrant Holder had exercised this Warrant (and had converted any Conversion Preferred Stock issuable upon such exercise) immediately prior to such action or immediately prior to the record date applicable thereto, if any.

(ii) The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such record date or effective date had not been so fixed.

(iii) If, after an adjustment, a Warrant Holder upon exercise of this Warrant may receive shares of two or more classes of capital stock of Parent, the Warrant Price shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of capital stock as is contemplated by this Section 4(a) with respect to the Common Stock, on terms comparable to those applicable to the Common Stock in this Section 4.

(b) Adjustment for Sale of Common Stock Below Current Market Value:

(i) If, after the date hereof, Parent makes a Dilutive Issuance other than an Excluded Conversion Adjustment, the Warrant Price shall be adjusted in accordance with the formula:

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WP’ = WP(CS+(AC/WP)) CS+AS

WP’=	The adjusted Warrant Price;
WP=	The Warrant Price prior to the Dilutive Issuance;
AC=	Aggregate consideration paid for the securities issued in the Dilutive Issuance;
CS=	Common Stock Outstanding prior to the Dilutive Issuance; and
AS=	Number of shares of securities (on as-converted basis) issued in the Dilutive Issuance (“Additional Stock”).

(ii) The adjustment shall become effective immediately after the Dilutive Issuance.

(iii) In the case of a Dilutive Issuance for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by Parent for any underwriting or otherwise in connection with the issuance and sale thereof.

(iv) In the case of a Dilutive Issuance for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment.

(v) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for purposes of determining the number of shares of Additional Stock issued and the consideration paid therefor:

(A) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 4(b)(ii) and 4(b)(iii)), if any, received by Parent upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(B) The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by Parent for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by Parent (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 4(b)(ii) and 4(b)(iii)).

(C) In the event of any change in the number of shares of Common Stock

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deliverable or in the consideration payable to Parent upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, the Warrant Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(D) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Warrant Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(vi) No adjustment shall be made under this Section 4(b) for any adjustment which is the subject of Section 4(a).

(c) Whenever the Warrant Price is adjusted, Parent shall promptly mail to the Warrant Holder a notice of the adjustment. Parent shall obtain a certificate from Parent’s independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it.

(d) If Parent consummates a Fundamental Transaction, as a condition to consummating any such transaction the Surviving Person shall assume the obligations under the Warrants and issue to each Warrant Holder an assumption agreement. The assumption agreement shall provide (i) that the Warrant Holder may exercise the Warrant for the kind and amount of securities, cash or other assets which such holder would have received immediately after the Fundamental Transaction if such holder had exercised such Warrant immediately before the effective date of the transaction, assuming (to the extent applicable) that such holder (A) was not a constituent person or an affiliate of a constituent person to such transaction, (B) made no election with respect thereto, and (C) was treated alike with the plurality of non-electing holders, and (ii) that the Surviving Person shall succeed to and be substituted to every obligation of Parent in respect of this Warrant. The assumption agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The Surviving Person shall mail to Warrant Holder a notice briefly describing the assumption agreement. If the issuer of securities deliverable upon exercise of Warrants is an affiliate of the Surviving Person, that issuer shall join in such assumption agreement.

(e) Parent shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, or shares of Common Stock held in the treasury of Parent, for issuance upon exercise of this Warrant and payment of the exercise price, the full number of shares of Common Stock then deliverable upon the exercise of the entire Warrant or Warrants outstanding, and the shares so deliverable shall be fully paid and nonassessable and free from all liens and security interests.

(f) After an adjustment to the Warrant Price under this Section 4, any subsequent event requiring an adjustment under this Section 4 shall cause an adjustment to the Warrant Price as so adjusted.

(g) Parent will not be required to issue fractional shares upon exercise of this Warrant or distribute share certificates that evidence fractional shares. In lieu of fractional shares, there shall be paid to the Warrant Holder an amount in cash equal to the same fraction of the Current Market Value per share of Common Stock on the Business Day preceding the Exercise Date. Such payments will be made by check.

(h) If at any time Parent grants Distribution Rights or, without duplication, makes any Distribution on the capital stock, then Parent shall grant, issue, sell or make to each Warrant Holder, the aggregate Distribution

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Rights or Distribution, as the case may be, which such Warrant Holder would have acquired if such Warrant Holder had held the maximum number of shares issuable upon complete exercise of this Warrant immediately before the record date for the grant, issuance or sale of such Distribution Rights or Distribution, as the case may be, or, if there is no such record date, the date as of which the record holders of capital stock are to be determined for the grant, issue or sale of such Distribution Rights or Distribution, as the case may be.

Section 5. Ownership.

5.1 Ownership of Warrant. Parent may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than Parent) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 5.

5.2 Transfer and Replacement. This Warrant and all rights hereunder are transferable in whole or in part upon the books of Parent by Warrant Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of Warrant Holder, if a partial transfer is effected), shall be made and delivered by Parent upon surrender of this Warrant duly endorsed, at the office of Parent referred to in Section 8 hereof, together with a properly executed Assignment (in the form of Exhibit B or Exhibit C attached hereto, as the case may be). Upon receipt by Parent of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, Parent shall make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Warrant Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Warrant Holder shall be sufficient for all purposes of this Section 5, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by Parent upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, Parent shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by Warrant Holder. Warrant Holder shall not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

Section 6. Notice of Dissolution or Liquidation. In case of any distribution of the assets of Parent in dissolution or liquidation (except under circumstances when Section 4(d) shall be applicable), Parent shall give notice thereof to Warrant Holder hereof and shall make no distribution to stockholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, Warrant Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty (30)-day period shall thereafter become null and void.

Section 7. Notice of Dividends. If the Board of Directors of Parent shall declare any dividend or other distribution on its Common Stock except by way of a stock dividend payable in shares of its Common Stock, Parent shall mail notice thereof to Warrant Holder not less than thirty (30) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution, and Warrant Holder shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 7 shall not apply to distributions made in connection with transactions covered by Section 4.

Section 8. Special Arrangements of Parent. Parent covenants and agrees that during the Term of this Warrant, unless otherwise approved by Warrant Holder, Parent shall not amend its certificate of incorporation to eliminate as an authorized class of capital stock that class denominated as “Common Stock” on the date hereof.

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Section 9. Notices. Any notice or other document required or permitted to be given or delivered to Warrant Holder shall be delivered at, or sent by certified or registered mail to, Warrant Holder at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished to Parent in writing by Warrant Holder. Any notice or other document required or permitted to be given or delivered to Parent shall be delivered at, or sent by certified or registered mail to, Parent at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished in writing to Warrant Holder by Parent. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

Section 10. No Rights as Stockholder; Limitation of Liability. This Warrant shall not entitle Warrant Holder to any of the rights of a stockholder of Parent except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by Warrant Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of Warrant Holder, shall give rise to any liability of Warrant Holder for the Warrant Price hereunder or as a stockholder of Parent, whether such liability is asserted by Parent or by creditors of Parent.

Section 11. Governing Law; Arbitration. This Warrant and the rights and obligations of the parties under this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York). Each of Parent and the Warrant Holder agree that any dispute, controversies or claims (whether in contract, tort or otherwise) arising out of, related to or otherwise by virtue of this Warrant, breach of this Warrant or the transactions contemplated hereby shall be finally settled by arbitration (which shall be the exclusive forum for dispute resolution) as provided in Section 11.12 of the Purchase Agreement.

Section 12. Amendments. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective successor in interest thereof).

Section 13. Headings. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

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IN WITNESS WHEREOF, Parent has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

EQUINIX, INC.

By:
Name:
Title:

EXHIBIT A

FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THE ATTACHED WARRANT

The undersigned hereby exercises the right to purchase              Warrant Shares which the undersigned is entitled to purchase by the terms of the attached Warrant according to the conditions thereof, and herewith:

[check appropriate box(es)]

☐	makes payment of $ therefor in cash, certified or official bank check or wire transfer of funds;

☐	makes payment of $ therefor through cancellation of indebtedness; or

☐	directs Equinix, Inc., a Delaware Corporation (“Equinix”), to withhold a number of shares of which the aggregate Current Market Value is equal to the Warrant Price in lieu of payment of the Warrant Price, as described in Section 2.1 of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of Equinix shall be:

The shares are to be issued in certificates of the following denominations:

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing exercise notice must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF ASSIGNMENT

(ENTIRE)

[To be signed only upon transfer of entire Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                                  hereby sells, assigns and transfers unto                                       all rights of the undersigned under and pursuant to the attached Warrant, and the undersigned does hereby irrevocably constitute and appoint                              Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

[TRANSFEROR]

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF ASSIGNMENT

(PARTIAL)

[To be signed only upon partial transfer of Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                                  hereby sells, assigns and transfers unto                                  (i) the rights of the undersigned to purchase              Warrant Shares under and pursuant to the attached Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the attached Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint                                          Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

[TRANSFEROR]

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

Exhibit 2(b)(ii)

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO EQUINIX, INC., A DELAWARE CORPORATION (THE “PARENT”), QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED (AS SUCH TERM IS DEFINED IN THAT SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 2, 2002, AS AMENDED (THE “PURCHASE AGREEMENT”), BY AND AMONG THE PARENT, THE GUARANTORS NAMED THEREIN, AND THE PURCHASERS NAMED THEREIN)) DURING THE PERIOD BEGINNING ON THE CLOSING DATE (AS SUCH TERM IS DEFINED IN THE PURCHASE AGREEMENT) AND CONTINUING TO THE DATE THAT IS 180 DAYS FOLLOWING THE CLOSING DATE, EXCEPT AS PERMITTED UNDER THE PURCHASE AGREEMENT. A COPY OF THE PURCHASE AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF PARENT AND IS AVAILABLE UPON REQUEST.

EQUINIX, INC.

CHANGE IN CONTROL WARRANT

June     , 2003

Warrant No.	CC-2
Date of Initial Issuance:	June , 2003
Original Principal Amount:	$10,000,000
Initial Warrant Price:	$0.01
Expiration Date:	June , 2008

THIS CERTIFIES THAT for value received, [Crosslink entity], a [                                ], or its registered assigns (hereinafter called “Warrant Holder”), is entitled to purchase Parent, from and after the occurrence of a Change in Control until the expiration of the Term of this Warrant (as defined below), a number of shares of common stock, par value $0.001 per share, of Parent (the “Common Stock”), equal to the Adjusted Warrant Number (as defined below), at the Warrant Price (as defined below), payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained. This Warrant may be exercised in whole or in part.

Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement. For all purposes of this Warrant, the following terms shall have the meanings indicated:

“Adjusted Warrant Number” means the quotient of (a) the product of (i) the Principal Amount and (ii) the Premium Factor divided by (b) the Current Market Value.

“Premium Factor” shall mean (a) for the period from the Closing Date to and including October 31, 2004, 20%; (b) for the period from and including November 1, 2004 to and including October 31, 2006, 15%; and (c) for the period from and including November 1, 2006 to and including the Maturity Date, 5%.

“Principal Amount” shall mean the Original Principal Amount shown on the first page hereof, less the aggregate principal amount of Notes originally issued to the original holder of this Warrant (or its predecessor) under the Purchase Agreement which have been repaid or converted into equity securities of Parent, plus the aggregate principal amount of any PIK Notes issued in respect of such Notes which have not been repaid or converted into equity securities of Parent. The Principal Amount shall be adjusted in connection with any partial transfer of this Warrant pursuant to Section 6.2 to maintain the economic effect intended in this Warrant.

“Term of this Warrant” shall mean the period beginning on the date of initial issuance hereof and ending on the Expiration Date, as set forth above.

“Warrant Price” shall mean $0.01 per share, subject to adjustment in accordance with Section 4.

“Warrants” shall mean this Change in Control Warrant and any other Change in Control Warrant issued in connection with the Purchase Agreement to the original holder of any Change in Control Warrant or issued to any transferees of such original holder or subsequent holder.

“Warrant Shares” shall mean shares of Common Stock, subject to adjustment or change as herein provided, purchased or purchasable by Warrant Holder upon the exercise hereof.

Section 2. Adjusted Warrant Number. The Adjusted Warrant Number shall be calculated prior to the exercise of the Warrant pursuant to Section 3 or transfer of this Warrant pursuant to Section 6.2.

Section 3. Exercise of Warrant.

3.1 Procedure for Exercise of Warrant. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), Warrant Holder shall deliver to Parent at its office referred to in Section 10 at any time (the “Exercise Date”) and from time to time during the Term of this Warrant: (a) the Notice of Exercise in the form of Exhibit A attached hereto, (b) cash, certified or official bank check payable to the order of Parent, wire transfer of funds to Parent’s account, or cancellation of any indebtedness of Parent to Warrant Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (c) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Value is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Warrant Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of Parent referred to in Section 10 hereof, together with the Notice of Exercise, in which event Parent shall issue to Warrant Holder that number of whole shares of Common Stock computed using the following formula:

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CS = WCS (CMV-WP)

        CMV

Where

CS	equals the number of shares of Common Stock to be issued to Warrant Holder

WCS	equals the Adjusted Warrant Number or, if only a portion of the Warrant is being exercised, the Adjusted Warrant Number for the portion of the Warrant being exercised (at the date of such calculation)

CMV	equals the Current Market Value (at the date of such calculation)

WP	equals the Warrant Price (as adjusted to the date of such calculation)

This Warrant shall be exercised by the Warrant Holder by the surrender of this Warrant to Parent at any time during usual business hours at Parent’s principal place of business, accompanied by the Notice of Exercise, substantially in the form of Exhibit A attached hereto, specifying that the Warrant Holder elects to exercise all or a portion of this Warrant and the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by Parent) by a written instrument or instruments of transfer in form reasonably satisfactory to Parent duly executed by the Warrant Holder or its duly authorized attorney. Upon exercise of this Warrant, Parent shall deliver to Warrant Holder the certificate or certificates for the shares of Common Stock so purchased within the number of days specified in Rule 15c6-1 under the Exchange Act with respect to open market transactions; provided that immediately prior to the close of business on the Exercise Date, the exercising Warrant Holder shall be deemed to be the holder of record of the shares of Common Stock, issuable upon exercise of this Warrant, notwithstanding that the share register of Parent shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Person. Immediately prior to the close of business on the Exercise Date, all rights with respect to this Warrant so exercised, including the rights, if any, to receive notices, will terminate (in the case of a partial exercise, to the extent of the portion of this Warrant so exercised), except only the rights of the Warrant Holder to (i) receive certificates for the number of shares of Common Stock, into which this Warrant has been exercised; and (ii) exercise the rights to which the Warrant Holder is entitled as a holder of Common Stock.

3.2 Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED (AS SUCH TERM IS DEFINED IN THAT SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 2, 2002, AS AMENDED (THE “PURCHASE AGREEMENT”), BY AND AMONG EQUINIX, INC., A DELAWARE CORPORATION (“PARENT”), THE GUARANTORS NAMED THEREIN, AND THE PURCHASERS NAMED THEREIN)) DURING THE PERIOD BEGINNING ON THE CLOSING DATE (AS SUCH TERM IS DEFINED IN THE PURCHASE AGREEMENT) AND CONTINUING TO THE DATE THAT IS 180 DAYS FOLLOWING THE CLOSING DATE. A COPY OF THE PURCHASE AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF PARENT AND IS AVAILABLE UPON REQUEST.

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(a) Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for Warrant Holder thereof (which counsel shall be reasonably satisfactory to Parent) the securities represented thereby are not, at such time, required by law to bear such legend. The second legend set forth above, and the second legend set forth on the face of this Warrant, shall be removed at the request of the Warrant Holder following the lapse of such restriction.

Section 4. Covenants as to Common Stock. Parent covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully-paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof and not issued in violation of any preemptive rights. Parent further covenants and agrees that it shall pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. Parent further covenants and agrees that Parent shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. Parent further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then Parent shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon conversion of this Warrant is listed on any national securities exchange, Parent shall, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion of this Warrant.

Section 5. Adjustment of Warrant Price and Number and Kind of Warrant Shares. The Warrant Price and number and kind of Warrant Shares shall be subject to adjustment from time as set forth in this Section 5; provided that no adjustment to the number of Warrant Shares shall be made in connection with any adjustment of the Warrant Price under Section 5(b).

(a) Adjustment for Change in Capital Stock:

(i) If, after the date hereof, Parent

(A) pays a dividend or makes a distribution on any of its Common Stock in shares of any of its Common Stock or Warrants, rights or options exercisable for its Common Stock, other than a dividend or distribution of the type described in Section 5(h);

(B) pays a dividend or makes a distribution on any of its Common Stock in shares of any of its capital stock, other than Common Stock or rights, warrants or options exercisable for its Common Stock and other than a dividend or distribution of the type of described in Section 5(h); or

(C) subdivides any of its outstanding shares of Common Stock into a greater number of shares; or

(D) combines any of its outstanding shares of Common Stock into a smaller number of shares; or

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(E) issues by reclassification of any of its Common Stock any shares of any of its capital stock;

then the Warrant Price in effect immediately prior to such action shall be adjusted so that the Warrant Holder may receive the number of shares of capital stock of Parent which such Warrant Holder would have owned immediately following such action if such Warrant Holder had exercised this Warrant immediately prior to such action or immediately prior to the record date applicable thereto, if any.

(ii) The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such record date or effective date had not been so fixed.

(iii) If, after an adjustment, a Warrant Holder, upon exercise of this Warrant may receive shares of two or more classes of capital stock of Parent, the Warrant Price shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of capital stock as is contemplated by this Section 5(a) with respect to the Common Stock, on terms comparable to those applicable to the Common Stock in this Section 5.

(b) Adjustment for Sale of Common Stock Below Current Market Value:

(i) If, after the date hereof, Parent makes a Dilutive Issuance other than an Excluded Conversion Adjustment, the Warrant Price shall be adjusted in accordance with the formula:

WP’ = WP(CS+(AC/WP)) CS+AS

WP’ =	The adjusted Warrant Price;
WP =	The Warrant Price prior to the Dilutive Issuance;
AC=	Aggregate consideration paid for the securities issued in the Dilutive Issuance;
CS =	Common Stock Outstanding prior to the Dilutive Issuance; and
AS =	Number of shares of securities (on as-converted basis) issued in the Dilutive Issuance (“Additional Stock”).

(ii) The adjustment shall become effective immediately after the Dilutive Issuance.

(iii) In the case of the issuance of a Dilutive Issuance for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by Parent for any underwriting or otherwise in connection with the issuance and sale thereof.

(iv) In the case of a Dilutive Issuance for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment.

(v) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the

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following provisions shall apply for purposes of determining the number of shares of Additional Stock issued and the consideration paid therefor:

(A) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 5(b)(ii) and 5(b)(iii)), if any, received by Parent upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(B) The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by Parent for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by Parent (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 5(b)(ii) and 5(b)(iii)).

(C) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to Parent upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, the Warrant Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(D) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Warrant Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(vi) No adjustment shall be made under this Section 5(b) for any adjustment which is the subject of Section 5(a).

(c) Whenever the Warrant Price is adjusted, Parent shall promptly mail to the Warrant Holder a notice of the adjustment. Parent shall obtain a certificate from Parent’s independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it.

(d) If Parent, proposes a Fundamental Transaction or Change in Control, as a condition to consummating any such transaction the Surviving Person shall assume the obligations under the Warrants and issue to each Warrant Holder an assumption agreement. The assumption agreement shall provide (i) that the Warrant Holder may exercise the Warrant for the kind and amount of securities, cash or other assets which

6

such holder would have received immediately after the Fundamental Transaction or Change in Control if such holder had exercised such Warrant immediately before the effective date of the transaction, assuming (to the extent applicable) that such holder (A) was not a constituent person or an affiliate of a constituent person to such transaction, (B) made no election with respect thereto, and (C) was treated alike with the plurality of non-electing holders, and (ii) that the Surviving Person shall succeed to and be substituted to every obligation of Parent in respect of this Warrant. The assumption agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The Surviving Person shall mail to Warrant Holder a notice briefly describing the assumption agreement. If the issuer of securities deliverable upon exercise of Warrants is an affiliate of the Surviving Person, that issuer shall join in such assumption agreement.

(e) Parent shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, or shares of Common Stock held in the treasury of Parent, for the issuance upon exercise of this Warrant and payment of the exercise price, the full number of shares of Common Stock then deliverable upon the exercise of the entire Warrant, and the shares so deliverable shall be fully paid and nonassessable and free from all liens and security interests.

(f) After an adjustment to the Warrant Price under this Section 5, any subsequent event requiring an adjustment under this Section 5 shall cause an adjustment to the Warrant Price as so adjusted.

(g) Parent will not be required to issue fractional shares upon exercise of this Warrant or distribute share certificates that evidence fractional shares. In lieu of fractional shares, there shall be paid to the Warrant Holder an amount in cash equal to the same fraction of the Current Market Value, per share of Common Stock on the Business Day preceding the Exercise Date. Such payments will be made by check.

(h) If at any time Parent grants, Distribution Rights or, without duplication, makes any Distribution on the capital stock, then Parent shall grant, issue, sell or make to each Warrant Holder, the aggregate Distribution Rights or Distribution, as the case may be, which such Warrant Holder would have acquired if such Warrant Holder had held the maximum number of shares issuable upon complete exercise of this Warrant immediately before the record date for the grant, issuance or sale of such Distribution Rights or Distribution, as the case may be, or, if there is no such record date, the date as of which the record holders of capital stock are to be determined for the grant, issue or sale of such Distribution Rights or Distribution, as the case may be.

Section 6. Ownership.

6.1 Ownership of Warrant. Parent may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than Parent) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

6.2 Transfer and Replacement. This Warrant and all rights hereunder are transferable in whole or in part upon the books of Parent by Warrant Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of Warrant Holder, if a partial transfer is effected), shall be made and delivered by Parent upon surrender of this Warrant duly endorsed, at the office of Parent referred to in Section 10, together with a properly executed Assignment (in the form of Exhibit B or Exhibit C attached hereto, as the case may be). Upon receipt by Parent of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, Parent shall make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Warrant Holder hereof is an instrumentality of a state or local government or an institutional holder or a

7

nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Warrant Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by Parent upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, Parent shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by Warrant Holder. Warrant Holder shall not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

Section 7. Notice of Dissolution or Liquidation. In case of any distribution of the assets of Parent in dissolution or liquidation (except under circumstances when Section 5(d) shall be applicable), Parent shall give notice thereof to Warrant Holder hereof and shall make no distribution to stockholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, Warrant Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty (30)-day period shall thereafter become null and void.

Section 8. Notice of Dividends. If the Board of Directors of Parent shall declare any dividend or other distribution on its Common Stock except by way of a stock dividend payable in shares of its Common Stock, Parent shall mail notice thereof to Warrant Holder hereof not less than thirty (30) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution, and Warrant Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 8 shall not apply to distributions made in connection with transactions covered by Section 5.

Section 9. Special Arrangements of Parent. Parent covenants and agrees that during the Term of this Warrant, unless otherwise approved by Warrant Holder, Parent shall not amend its certificate of incorporation to eliminate as an authorized class of capital stock that class denominated as “Common Stock” on the date hereof.

Section 10. Notices. Any notice or other document required or permitted to be given or delivered to Warrant Holder shall be delivered at, or sent by certified or registered mail to, Warrant Holder at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished to Parent in writing by Warrant Holder. Any notice or other document required or permitted to be given or delivered to Parent shall be delivered at, or sent by certified or registered mail to, Parent at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished in writing to Warrant Holder by Parent. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

Section 11. No Rights as Stockholder; Limitation of Liability. This Warrant shall not entitle Warrant Holder to any of the rights of a stockholder of Parent except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by Warrant Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of Warrant Holder, shall give rise to any liability of Warrant Holder for the Warrant Price hereunder or as a stockholder of Parent, whether such liability is asserted by Parent or by creditors of Parent.

Section 12. Governing Law; Arbitration. This Warrant and the rights and obligations of the parties under this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York). Each of Parent and the Warrant Holder agree that any dispute, controversies or claims (whether in contract, tort or otherwise) arising out of, related to or otherwise by virtue of this

8

Warrant, breach of this Warrant or the transactions contemplated hereby shall be finally settled by arbitration (which shall be the exclusive forum for dispute resolution) as provided in Section 11.12 of the Purchase Agreement.

Section 13. Amendments. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective successor in interest thereof).

Section 14. Headings. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

9

IN WITNESS WHEREOF, Parent has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

EQUINIX, INC.

By:
Name:
Title:

EXHIBIT A

FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THE ATTACHED WARRANT

The undersigned hereby exercises the right to purchase                        shares of Common Stock which the undersigned is entitled to purchase by the terms of the attached Warrant according to the conditions thereof, and herewith

[check appropriate box(es)]

☐	makes payment of $ therefor in cash, certified or official bank check or wire transfer of funds;

☐	makes payment of $ therefor through cancellation of indebtedness; or

☐	directs Equinix, Inc., a Delaware corporation (“Equinix”), to withhold a number of shares of which the aggregate Current Market Value is equal to the Warrant Price in lieu of payment of the Warrant Price, as described in Section 2.1 of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of Equinix shall be:

The shares are to be issued in certificates of the following denominations:

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing election must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF ASSIGNMENT

(ENTIRE)

[To be signed only upon transfer of entire Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                                                   hereby sells, assigns and transfers unto                                                   all rights of the undersigned under and pursuant to the attached Warrant, and the undersigned does hereby irrevocably constitute and appoint                                               Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

[TRANSFEROR]

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF ASSIGNMENT

(PARTIAL)

[To be signed only upon partial transfer of Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                                                   hereby sells, assigns and transfers unto                                                   (i) the rights of the undersigned to $                         of principal amount under and pursuant to the attached Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the attached Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint                                          Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

[TRANSFEROR]

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

Exhibit 2.1 (c)(i)

1 of 2

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO EQUINIX, INC., A DELAWARE CORPORATION (THE “PARENT”), QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

EQUINIX, INC.

SERIES A CASH TRIGGER WARRANT

June     , 2003

Warrant No.	CT-5
Date of Initial Issuance:	June , 2003

THIS CERTIFIES THAT for value received, [Crosslink entity], a [                    ], or its registered assigns (hereinafter called “Warrant Holder”), is entitled to purchase from Parent, at any time during any Exercise Period (as defined below) until the Expiration Date (as defined below), the number of shares of common stock, par value $0.001 per share, of Parent (“Common Stock”) equal to the quotient obtained as of any Exercise Date (as defined below) by dividing (i) $2,500,000 (“Purchase Amount”), less any proceeds received by Parent from time to time as a result of previous exercises under this Warrant, by (ii) the Warrant Price (as defined below) as of such Exercise Date, at the Warrant Price as of such Exercise Date, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained. This Warrant may be exercised in whole or from time to time in part.

Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement, dated October 2, 2002, by and among Parent, the Guarantors named therein and the Purchasers named therein (the “Purchase Agreement”). For all purposes of this Warrant, the following terms shall have the meanings indicated:

“Amended and Restated Credit Facility” shall mean the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2002, by and among Equinix Operating Co., Inc., Equinix, Inc. and certain of its subsidiaries, various lenders, Salomon Smith Barney Inc., and Citicorp USA, Inc., as the same may be amended or restated from time to time.

“Credit Documents” shall have the meaning ascribed to such term in the Amended and Restated Credit Facility.

“Cure Date” shall mean 5:00 p.m. Pacific time on the fifth business day after Parent provides the Warrant Holder with written notice of a Trigger Event.

“Exercise Period” shall mean that period of time beginning on any Trigger Date and ending on any related Cure Date.

“Expiration Date” shall mean the date on which all of Parent’s obligations under the Amended and Restated Credit Facility are satisfied in full.

“Loan” shall have the meaning ascribed to such term in the Amended and Restated Credit Facility.

“Percentage Interest” shall mean the Purchase Amount of the Warrant Holder as a fraction of the Purchase Amount of all holders of Series A and B Cash Trigger Warrants in the aggregate.

“Series A and B Cash Trigger Warrants” shall mean this Warrant and all similar warrants denominated Series A Cash Trigger Warrants or Series B Cash Trigger Warrants issued substantially concurrently with this Warrant.

“Trigger Date” shall mean the date on which (i) Parent fails to pay when due any installment of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory payment or otherwise or any interest on any Loan or any fee or any other amount due under any of the Credit Documents, provided that at such time Parent does not have sufficient cash or cash equivalents to make such payments, or (ii) Parent defaults in its performance under the covenants set forth in Sections 6.6 or 6.7(e) of the Amended and Restated Credit Facility.

“Trigger Event” shall mean either of the events referenced in clauses (i) and (ii) of the definition of “Trigger Date.”

“Under-Subscribed Shares” is defined in Section 2.1(c) of this Warrant.

“Warrants” shall mean this Cash Trigger Warrant and any other Cash Trigger Warrant or Cash Trigger Warrants issued to the original holder of any Cash Trigger Warrant or issued to any transferees of such original holder or subsequent holder.

“Warrant Price” shall mean the per share price that is the lesser of (i) $9.792 (the “Signing Price”), subject to adjustment in accordance with Section 4 hereof, and (ii) the product obtained by multiplying (x) the Current Market Value as of the Exercise Date and (y) 0.90.

“Warrant Shares” shall mean shares of Common Stock, subject to adjustment or change as herein provided, purchased or purchasable by Warrant Holder upon the exercise hereof.

Section 2. Exercise of Warrant.

2.1 Exercise Amount.

(a) During any given Exercise Period for which the Trigger Event is clause (i) of the definition of Trigger Date:

(i) the minimum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest and (B) the quotient obtained by dividing (x) $5,000,000 by (y) the Warrant Price as of such Exercise Date; and

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(ii) the maximum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest, and (B) the quotient obtained as of the Exercise Date by dividing (x) the sum of (I) the amount of any past due principal or interest payment on any Loan, and (II) $5,000,000, by (y) the Warrant Price as of such Exercise Date.

(b) During any given Exercise Period for which the Trigger Event is clause (ii) of the definition of Trigger Date:

(i) the minimum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest and (B) the quotient obtained by dividing (x) $5,000,000 by (y) the Warrant Price as of such Exercise Date; and

(ii) the maximum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest, and (B) the quotient obtained as of the Exercise Date by dividing (x) the sum of (I) the amount by which the required minimum cash and cash equivalents for the applicable month, as set forth on Schedules 6.6 and 6.7(e) of the Amended and Restated Credit Facility exceeds Parent’s actual cash and cash equivalents balance, but for an exercise under this Warrant during the Exercise Period, as of the Exercise Date, and (II) $5,000,000, by (y) the Warrant Price as of such Exercise Date.

(c) Notwithstanding anything to the contrary in this Section 2.1, in the event that during any Exercise Period the amount of shares obtained by the calculations in clause (B) of Section 2.1(a)(ii) or clause (B) of Section 2.1(b)(ii), as applicable, exceeds the number of shares for which all holders of Series A and B Cash Trigger Warrants (“CTW Holders”) tendered Notice of Exercise (in the form attached hereto as Exhibit A) for such Exercise Period (the “Under-Subscribed Shares”), then Warrant Holder may purchase any and all Under-Subscribed Shares if Warrant Holder has tendered a Notice of Additional Exercise (in the form attached hereto as Exhibit D). If the number of shares for which CTW Holders tender Notice of Additional Exercise exceeds the amount of Under-Subscribed Shares, then the Under-Subscribed Shares shall be allocated pro rata (based on each such CTW Holder’s relative Purchase Amount) among such CTW Holders, including Warrant Holder.

2.2 Procedure for Exercise of Warrant. Parent shall immediately provide the Warrant Holder with written notice of a Trigger Event, and in no event later than the second Business Day following the Trigger Event. At any time during the Exercise Period, the purchase rights represented by this Warrant are exercisable by the Warrant Holder in whole or in part (but not as to any fractional share of Common Stock) at any time (the “Exercise Date”) before the close of business on the Expiration Date by delivery to Parent at its office referred to in Section 9 hereof: (a) the Notice of Exercise in the form of Exhibit A attached hereto, (b) cash, certified or official bank check payable to the order of Parent, or wire transfer of funds to Parent’s account, and (c) this Warrant. This Warrant shall be exercised by the Warrant Holder by the surrender of this Warrant to Parent at any time during usual business hours at Parent’s principal place of business, accompanied by the Notice of Exercise, substantially in the form of Exhibit A attached hereto, specifying that the Warrant Holder elects to exercise all or a portion of this Warrant and the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by Parent) by a written instrument or instruments of transfer in form reasonably satisfactory to Parent duly executed by the Warrant Holder or its duly authorized attorney. Upon exercise of this Warrant, Parent shall deliver to Warrant Holder the certificate or certificates for the shares of Common Stock so purchased within the number of days specified in Rule 15c6-1 under the Exchange Act with respect to open market purchases, provided that immediately prior to the close of business on the Exercise Date, the exercising Warrant Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon exercise of this Warrant, notwithstanding that the share register of Parent

3

shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Person. Immediately prior to the close of business on the Exercise Date, all rights with respect to this Warrant so exercised, including the rights, if any, to receive notices, will terminate (in the case of a partial exercise, to the extent of the portion of this Warrant so exercised), except only the rights of the Warrant Holder to (i) receive certificates for the number of shares of Common Stock, into which this Warrant has been exercised; and (ii) exercise the rights to which the Warrant Holder is entitled as a holder of Common Stock.

2.3 Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (a) any applicable state securities laws and (b) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

‘THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.”

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for Warrant Holder thereof (which counsel shall be reasonably satisfactory to Parent) the securities represented thereby are not, at such time, required by law to bear such legend.

Section 3. Covenants as to Common Stock. Parent covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully-paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof and not issued in violation of any preemptive rights. Parent further covenants and agrees that it shall pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. Parent further covenants and agrees that Parent shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. Parent further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then Parent shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon conversion of this Warrant is listed on any national securities exchange, Parent shall, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion of this Warrant.

Section 4. Signing Price and Other Adjustments

(a) Adjustment for Change in Capital Stock:

(i) If, after the date hereof, Parent

(A) pays a dividend or makes a distribution on any of its Common Stock in shares of any of its Common Stock or

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Warrants, rights or options exercisable for its Common Stock, other than a dividend or distribution of the type described in Section 4(g);

(B) pays a dividend or makes a distribution on any of its Common Stock in shares of any of its capital stock, other than Common Stock or rights, warrants or options exercisable for its Common Stock and other than a dividend or distribution of the type of described in Section 4(g); or

(C) subdivides any of its outstanding shares of Common Stock into a greater number of shares;

(D) combines any of its outstanding shares of Common Stock into a smaller number of shares;

(E) issues by reclassification of any of its Common Stock any shares of any of its capital stock;

then the Signing Price in effect immediately prior to such action shall be adjusted so that the Warrant Holder may receive the number of shares of capital stock of Parent which such Warrant Holder would have owned immediately following such action if such Warrant Holder had exercised this Warrant immediately prior to such action or immediately prior to the record date applicable thereto, if any. It shall be assumed for purposes of the foregoing calculation that clause (ii) of the definition of “Warrant Price” is not applicable at the time of such hypothetical exercise.

(ii) The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Signing Price shall again be adjusted to be the Signing Price which would then be in effect if such record date or effective date had not been so fixed.

(iii) If, after an adjustment, a Warrant Holder, upon exercise of this Warrant may receive shares of two or more classes of capital stock of Parent, the Signing Price shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of capital stock as is contemplated by this Section 4(a) with respect to the Common Stock, on terms comparable to those applicable to the Common Stock in this Section 5.

(b) Whenever the Signing Price is adjusted, Parent shall promptly mail to the Warrant Holder a notice of the adjustment. Parent shall obtain a certificate from Parent’s independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it.

(c) If Parent proposes a Fundamental Transaction, as a condition to consummating any such transaction the Surviving Person shall assume the obligations under the Warrants and issue to each Warrant Holder an assumption agreement. The assumption agreement shall provide (i) that the Warrant Holder may exercise the Warrant for the kind and amount of securities, cash or other assets which such holder would have received immediately after the Fundamental Transaction if such holder had exercised such Warrant immediately before the effective date of the transaction, assuming (to the extent applicable) that such holder (A) was not a constituent person or an affiliate of a constituent person to such

5

transaction, (B) made no election with respect thereto, and (C) was treated alike with the plurality of non-electing holders, and (ii) that the Surviving Person shall succeed to and be substituted to every obligation of Parent in respect of this Warrant. The assumption agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The Surviving Person shall mail to Warrant Holder a notice briefly describing the assumption agreement. If the issuer of securities deliverable upon exercise of Warrants is an affiliate of the Surviving Person, that issuer shall join in such assumption agreement.

(d) Parent shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, or shares of Common Stock held in the treasury of Parent, for the issuance upon exercise of this Warrant and payment of the exercise price, the full number of shares of Common Stock then deliverable upon the exercise of the entire Warrant, and the shares so deliverable shall be fully paid and nonassessable and free from all liens and security interests.

(e) After an adjustment to the Signing Price under this Section 4, any subsequent event requiring an adjustment under this Section 4 shall cause an adjustment to the Signing Price as so adjusted.

(f) Parent will not be required to issue fractional shares upon exercise of this Warrant or distribute share certificates that evidence fractional shares. In lieu of fractional shares, there shall be paid to the Warrant Holder an amount in cash equal to the same fraction of the Current Market Value, per share of Common Stock on the Business Day preceding the Exercise Date. Such payments will be made by check.

(g) If at any time Parent grants, Distribution Rights or, without duplication, makes any Distribution on the capital stock, then Parent shall grant, issue, sell or make to each Warrant Holder, the aggregate Distribution Rights or Distribution, as the case may be, which such Warrant Holder would have acquired if such Warrant Holder had held the maximum number of shares issuable upon complete exercise of this Warrant immediately before the record date for the grant, issuance or sale of such Distribution Rights or Distribution, as the case may be, or, if there is no such record date, the date as of which the record holders of capital stock are to be determined for the grant, issue or sale of such Distribution Rights or Distribution, as the case may be.

Section 5. Ownership.

5.1 Ownership of Warrant. Parent may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than Parent) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 5.

5.2 Transfer and Replacement. This Warrant and all rights hereunder are transferable in whole or in part upon the books of Parent by Warrant Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of Warrant Holder, if a partial transfer is effected) shall be made and delivered by Parent upon surrender of this Warrant duly endorsed, at the office of Parent referred to in Section 9 hereof, together with a properly executed Assignment (in the form of Exhibit B or Exhibit C hereto, as the case may be). Upon receipt by Parent of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, Parent shall make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Warrant Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an

6

irrevocable agreement of indemnity by such Warrant Holder shall be sufficient for all purposes of this Section 5, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by Parent upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, Parent shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by Warrant Holder. Warrant Holder shall not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

Section 6. Notice of Dissolution or Liquidation. In case of any distribution of the assets of Parent in dissolution or liquidation (except under circumstances when Section 4(c) shall be applicable), Parent shall give notice thereof to Warrant Holder hereof and shall make no distribution to stockholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, Warrant Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty (30)-day period shall thereafter become null and void.

Section 7. Special Arrangements of Parent. Parent covenants and agrees that prior to the Expiration Date, unless otherwise approved by Warrant Holder, Parent shall not amend its certificate of incorporation to eliminate as an authorized class of capital stock that class denominated as “Common Stock” on the date hereof.

Section 8. Notice of Dividends. If the Board of Directors of Parent shall declare any dividend or other distribution on its Common Stock except by way of a stock dividend payable in shares of its Common Stock, Parent shall mail notice thereof to Warrant Holder hereof not less than thirty days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution, and Warrant Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 7 shall not apply to distributions made in connection with transactions covered by Section 4.

Section 9. Notices. Any notice or other document required or permitted to be given or delivered to Warrant Holder shall be delivered at, or sent by certified or registered mail to, Warrant Holder at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished to Parent in writing by Warrant Holder. Any notice or other document required or permitted to be given or delivered to Parent shall be delivered at, or sent by certified or registered mail to, Parent at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished in writing to Warrant Holder by Parent. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

Section 10. No Rights as Stockholder; Limitation of Liability. This Warrant shall not entitle Warrant Holder to any of the rights of a stockholder of Parent except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by Warrant Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of Warrant Holder, shall give rise to any liability of Warrant Holder for the Warrant Price hereunder or as a stockholder of Parent, whether such liability is asserted by Parent or by creditors of Parent.

Section 11. Governing Law; Arbitration. This Warrant and the rights and obligations of the parties under this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York). Each of Parent and the Warrant Holder agree that any dispute, controversies or

7

claims (whether in contract, tort or otherwise) arising out of, related to or otherwise by virtue of this Warrant, breach of this Warrant or the transactions contemplated hereby shall be finally settled by arbitration (which shall be the exclusive forum for dispute resolution) as provided in Section 11.10 of the Purchase Agreement.

Section 12. Amendments. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective successor in interest thereof).

Section 13. Headings. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

8

IN WITNESS WHEREOF, Parent has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

EQUINIX, INC.

By:
Name:
Title:

9

EXHIBIT A

FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THE ATTACHED WARRANT

The undersigned hereby exercises the right to purchase              shares of Common Stock which the undersigned is entitled to purchase by the terms of the attached Warrant according to the conditions thereof, and herewith makes payment of $             therefor in cash, certified or official bank check or wire transfer of funds.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of Equinix, Inc., a Delaware corporation, shall be:

The shares are to be issued in certificates of the following denominations:

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing election must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF ASSIGNMENT

(ENTIRE)

[To be signed only upon transfer of entire Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                                          hereby sells, assigns and transfers unto                                          all rights of the undersigned under and pursuant to the attached Warrant, and the undersigned does hereby irrevocably constitute and appoint                                          Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

[TRANSFEROR]

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF ASSIGNMENT

(PARTIAL)

[To be signed only upon partial transfer of Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                          hereby sells, assigns and transfers unto                      (i) the rights of the undersigned to purchase                      shares of Common Stock under and pursuant to the attached Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the attached Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint                          Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

[TRANSFEROR]

By:
Name
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT D

FORM OF NOTICE OF ADDITIONAL EXERCISE

TO BE EXECUTED BY THE REGISTERED HOLDER

The undersigned hereby gives notice to Parent of its commitment to purchase up to                      Under-Subscribed Shares by the terms of the attached Warrant according to the conditions thereof.

By:
Name
Title:

Dated:

NOTICE

The signature to the foregoing Notice must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

Exhibit 2.1(c)(i)

2 of 2

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO EQUINIX, INC., A DELAWARE CORPORATION (THE “PARENT”), QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

EQUINIX, INC.

SERIES B CASH TRIGGER WARRANT

June     , 2003

Warrant No.                           CT-6

Date of Initial Issuance:         June     ,2003

THIS CERTIFIES THAT for value received, [entity], a [                    ], or its registered assigns (hereinafter called “Warrant Holder”), is entitled to purchase from Parent, at any time during any Exercise Period (as defined below) until the Expiration Date (as defined below), the number of shares of common stock, $0.001 par value, of Parent (“Common Stock”) equal to the quotient obtained as of any Exercise Date (as defined below) by dividing (i) $5,000,000 (“Purchase Amount”), less any proceeds received by Parent from time to time as a result of previous exercises under this Warrant, by (ii) the Warrant Price (as defined below) as of such Exercise Date, at the Warrant Price as of such Exercise Date, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained. This Warrant may be exercised in whole or from time to time in part.

Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement, dated October 2, 2002, by and among Parent, the Guarantors named therein and the Purchasers named therein (the “Purchase Agreement”). For all purposes of this Warrant, the following terms shall have the meanings indicated:

“Amended and Restated Credit Facility” shall mean the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2002, by and among Equinix Operating Co., Inc., Equinix, Inc. and certain of its subsidiaries, various lenders, Salomon Smith Barney Inc., and Citicorp USA, Inc., as the same may be amended or restated from time to time.

“Credit Documents” shall have the meaning ascribed to such term in the Amended and Restated Credit Facility.

“Cure Date” shall mean 5:00 p.m. Pacific time, on the fifth business day after Parent provides the Warrant Holder with written notice of a Trigger Event.

“Exercise Period” shall mean that period of time beginning on any Trigger Date and ending on any related Cure Date.

“Expiration Date” shall mean the date on which all of Parent’s obligations under the Amended and Restated Credit Facility are satisfied in full.

“Loan” shall have the meaning ascribed to such term in the Amended and Restated Credit Facility.

“Percentage Interest” shall mean the Purchase Amount of the Warrant Holder as a fraction of the Purchase Amount of all holders of Series A and B Cash Trigger Warrants in the aggregate.

“Series A and B Cash Trigger Warrants” shall mean this Warrant and all similar warrants denominated Series A Cash Trigger Warrants or Series B Cash Trigger Warrants issued substantially concurrently with this Warrant.

“Trigger Date” shall mean the date on which (i) Parent fails to pay when due any installment of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory payment or otherwise or any interest on any Loan or any fee or any other amount due under any of the Credit Documents, provided that at such time Parent does not have sufficient cash or cash equivalents to make such payments, or (ii) Parent defaults in its performance under the covenants set forth in Sections 6.6 or 6.7(e) of the Amended and Restated Credit Facility.

“Trigger Event” shall mean either of the events referenced in clauses (i) and (ii) of the definition of “Trigger Date.”

“Under-Subscribed Shares” is defined in Section 2.1(c) of this Warrant.

“Warrants” shall mean this Cash Trigger Warrant and any other Cash Trigger Warrant or Cash Trigger Warrants issued to the original holder of any Cash Trigger Warrant or issued to any transferees of such original holder or subsequent holder.

“Warrant Price” shall mean the per share price that is the product obtained by multiplying (x) the Current Market Value as of the Exercise Date and (y) 0.90.

“Warrant Shares” shall mean shares of Common Stock, subject to adjustment or change as herein provided, purchased or purchasable by Warrant Holder upon the exercise hereof.

Section 2. Exercise of Warrant.

2.1 Exercise Amount.

(a) During any given Exercise Period for which the Trigger Event is clause (i) of the definition of Trigger Date:

(i) the minimum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest and (B) the quotient obtained by dividing (x) $5,000,000 by (y) the Warrant Price as of such Exercise Date; and

(ii) the maximum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest, and (B) the quotient obtained as of the Exercise Date by dividing (x) the sum of (I) the amount of any past due

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principal or interest payment on any Loan, and (II) $5,000,000, by (y) the Warrant Price as of such Exercise Date.

(b) During any given Exercise Period for which the Trigger Event is clause (ii) of the definition of Trigger Date:

(i) the minimum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest and (B) the quotient obtained by dividing (x) $5,000,000 by (y) the Warrant Price as of such Exercise Date; and

(ii) the maximum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest, and (B) the quotient obtained as of the Exercise Date by dividing (x) the sum of (I) the amount by which the required minimum cash and cash equivalents for the applicable month, as set forth on Schedules 6.6 and 6.7(e) of the Amended and Restated Credit Facility exceeds Parent’s actual cash and cash equivalents balance, but for an exercise under this Warrant during the Exercise Period, as of the Exercise Date, and (II) US$5,000,000, by (y) the Warrant Price as of such Exercise Date.

(c) Notwithstanding anything to the contrary in this Section 2.1, in the event that during any Exercise Period the amount of shares obtained by the calculations in clause (B) of Section 2.1(a)(ii) or clause (B) of Section 2.1(b)(ii), as applicable, exceeds the number of shares for which all holders of Series A and B Cash Trigger Warrants (“CTW Holders”) tendered Notice of Exercise (in the form attached hereto as Exhibit A) for such Exercise Period (the “Under-Subscribed Shares”), then Warrant Holder may purchase any and all Under-Subscribed Shares if Warrant Holder has tendered a Notice of Additional Exercise (in the form attached hereto as Exhibit D). If the number of shares for which CTW Holders tender Notice of Additional Exercise exceeds the amount of Under-Subscribed Shares, then the Under-Subscribed Shares shall be allocated pro rata (based on each such CTW Holder’s relative Purchase Amount) among such CTW Holders, including Warrant Holder.

2.2 Procedure for Exercise of Warrant. Parent shall immediately provide the Warrant Holder with written notice of a Trigger Event, and in no event later than the second Business Day following the Trigger Event. At any time during the Exercise Period, the purchase rights represented by this Warrant are exercisable by the Warrant Holder in whole or in part (but not as to any fractional share of Common Stock) at any time (the “Exercise Date”) before the close of business on the Expiration Date by delivery to Parent at its office referred to in Section 9 hereof: (a) the Notice of Exercise in the form of Exhibit A attached hereto, (b) cash, certified or official bank check payable to the order of Parent, or wire transfer of funds to Parent’s account, and (c) this Warrant. This Warrant shall be exercised by the Warrant Holder by the surrender of this Warrant to Parent at any time during usual business hours at Parent’s principal place of business, accompanied by the Notice of Exercise, substantially in the form of Exhibit A attached hereto, specifying that the Warrant Holder elects to exercise all or a portion of this Warrant and the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by Parent) by a written instrument or instruments of transfer in form reasonably satisfactory to Parent duly executed by the Warrant Holder or its duly authorized attorney. Upon exercise of this Warrant, Parent shall deliver to Warrant Holder the certificate or certificates for the shares of Common Stock so purchased within the number of days specified in Rule 15c6-1 under the Exchange Act with respect to open market purchases, provided that immediately prior to the close of business on the Exercise Date, the exercising Warrant Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon exercise of this Warrant, notwithstanding that the share register of Parent shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Person. Immediately prior to the close of business on the Exercise Date, all rights with respect to this Warrant so exercised, including the rights, if any, to receive notices, will terminate (in the

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case of a partial exercise, to the extent of the portion of this Warrant so exercised), except only the rights of the Warrant Holder to (i) receive certificates for the number of shares of Common Stock, into which this Warrant has been exercised; and (ii) exercise the rights to which the Warrant Holder is entitled as a holder of Common Stock.

2.3 Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (a) any applicable state securities laws and (b) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.”

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for Warrant Holder thereof (which counsel shall be reasonably satisfactory to Parent) the securities represented thereby are not, at such time, required by law to bear such legend.

Section 3. Covenants as to Common Stock. Parent covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully-paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof and not issued in violation of any preemptive rights. Parent further covenants and agrees that it shall pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. Parent further covenants and agrees that Parent shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. Parent further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then Parent shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon conversion of this Warrant is listed on any national securities exchange, Parent shall, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion of this Warrant.

Section 4. Adjustments

(a) If Parent proposes a Fundamental Transaction, as a condition to consummating any such transaction the Surviving Person shall assume the obligations under the Warrants and issue to each Warrant Holder an assumption agreement. The assumption agreement shall provide (i) that the Warrant Holder may exercise the Warrant for the kind and amount of securities, cash or other assets which such holder would have received immediately after the Fundamental Transaction if such holder had exercised such Warrant immediately before the effective date of the transaction, assuming (to the extent applicable) that such holder (A) was not a constituent person or an affiliate of a constituent person to such transaction, (B) made no election with respect thereto, and (C) was treated alike with the plurality of non-electing holders, and (ii) that the Surviving Person shall succeed to and be substituted to every obligation

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of Parent in respect of this Warrant. The assumption agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The Surviving Person shall mail to Warrant Holder a notice briefly describing the assumption agreement. If the issuer of securities deliverable upon exercise of Warrants is an affiliate of the Surviving Person, that issuer shall join in such assumption agreement.

(b) Parent shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, or shares of Common Stock held in the treasury of Parent, for the issuance upon exercise of this Warrant and payment of the exercise price, the full number of shares of Common Stock then deliverable upon the exercise of the entire Warrant, and the shares so deliverable shall be fully paid and nonassessable and free from all liens and security interests.

(c) Parent will not be required to issue fractional shares upon exercise of this Warrant or distribute share certificates that evidence fractional shares. In lieu of fractional shares, there shall be paid to the Warrant Holder an amount in cash equal to the same fraction of the Current Market Value, per share of Common Stock on the Business Day preceding the Exercise Date. Such payments will be made by check.

(d) If at any time Parent grants, Distribution Rights or, without duplication, makes any Distribution on the capital stock, then Parent shall grant, issue, sell or make to each Warrant Holder, the aggregate Distribution Rights or Distribution, as the case may be, which such Warrant Holder would have acquired if such Warrant Holder had held the maximum number of shares issuable upon complete exercise of this Warrant immediately before the record date for the grant, issuance or sale of such Distribution Rights or Distribution, as the case may be, or, if there is no such record date, the date as of which the record holders of capital stock are to be determined for the grant, issue or sale of such Distribution Rights or Distribution, as the case may be.

Section 5. Ownership.

5.1 Ownership of Warrant. Parent may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than Parent) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 5.

5.2 Transfer and Replacement. This Warrant and all rights hereunder are transferable in whole or in part upon the books of Parent by Warrant Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant, but registered in the name of the transferee or transferees (and in the name of Warrant Holder, if a partial transfer is effected) shall be made and delivered by Parent upon surrender of this Warrant duly endorsed, at the office of Parent referred to in Section 9 hereof, together with a properly executed Assignment (in the form of Exhibit B or Exhibit C attached hereto, as the case may be). Upon receipt by Parent of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, Parent shall make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Warrant Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Warrant Holder shall be sufficient for all purposes of this Section 5, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by Parent upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, Parent shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in

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connection with a transfer of this Warrant, which shall be payable by Warrant Holder. Warrant Holder shall not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

Section 6. Notice of Dissolution or Liquidation. In case of any distribution of the assets of Parent in dissolution or liquidation (except under circumstances when Section 4(c) shall be applicable), Parent shall give notice thereof to Warrant Holder hereof and shall make no distribution to stockholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, Warrant Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty (30)-day period shall thereafter become null and void.

Section 7. Notice of Dividends. If the Board of Directors of Parent shall declare any dividend or other distribution on its Common Stock except by way of a stock dividend payable in shares of its Common Stock, Parent shall mail notice thereof to Warrant Holder hereof not less than thirty (30) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution, and Warrant Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 7 shall not apply to distributions made in connection with transactions covered by Section 4.

Section 8. Special Arrangements of Parent. Parent covenants and agrees that prior to the Expiration Date, unless otherwise approved by Warrant Holder, Parent shall not amend its certificate of incorporation to eliminate as an authorized class of capital stock that class denominated as “Common Stock” on the date hereof.

Section 9. Notices. Any notice or other document required or permitted to be given or delivered to Warrant Holder shall be delivered at, or sent by certified or registered mail to, Warrant Holder at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished to Parent in writing by Warrant Holder. Any notice or other document required or permitted to be given or delivered to Parent shall be delivered at, or sent by certified or registered mail to, Parent at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished in writing to Warrant Holder by Parent. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

Section 10. No Rights as Stockholder; Limitation of Liability. This Warrant shall not entitle Warrant Holder to any of the rights of a stockholder of Parent except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by Warrant Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of Warrant Holder, shall give rise to any liability of Warrant Holder for the Warrant Price hereunder or as a stockholder of Parent, whether such liability is asserted by Parent or by creditors of Parent.

Section 11. Governing Law; Arbitration. This Warrant and the rights and obligations of the parties under this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York). Each of Parent and the Warrant Holder agree that any dispute, controversies or claims (whether in contract, tort or otherwise) arising out of, related to or otherwise by virtue of this Warrant, breach of this Warrant or the transactions contemplated hereby shall be finally settled by arbitration (which shall be the exclusive forum for dispute resolution) as provided in Section 11.12 of the Purchase Agreement.

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Section 12. Amendments. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective successor in interest thereof).

Section 13. Headings. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

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IN WITNESS WHEREOF, Parent has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

EQUINIX, INC.

By:
Name:
Title:

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EXHIBIT A

FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THE ATTACHED WARRANT

The undersigned hereby exercises the right to purchase              shares of Common Stock which the undersigned is entitled to purchase by the terms of the attached Warrant according to the conditions thereof, and herewith makes payment of $             therefor in cash, certified or official bank check or wire transfer of funds.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of Equinix, Inc., a Delaware corporation, shall be:

The shares are to be issued in certificates of the following denominations:

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF ASSIGNMENT

(ENTIRE)

[To be signed only upon transfer of entire Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                                          hereby sells, assigns and transfers unto                                          all rights of the undersigned under and pursuant to the attached Warrant, and the undersigned does hereby irrevocably constitute and appoint                                          Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

[TRANSFEROR]

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF ASSIGNMENT

(PARTIAL)

[To be signed only upon partial transfer of Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                      hereby sells, assigns and transfers unto                      (i) the rights of the undersigned to purchase              shares of Common Stock under and pursuant to the attached Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the attached Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint                      Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

[TRANSFEROR]

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT D

FORM OF NOTICE OF ADDITIONAL EXERCISE

TO BE EXECUTED BY THE REGISTERED HOLDER

The undersigned hereby gives notice to Parent of its commitment to purchase up to              Under-Subscribed Shares by the terms of the attached Warrant according to the conditions thereof.

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Notice must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

Exhibit 2.1(c)(ii)

1 of 2

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO EQUINIX, INC., A DELAWARE CORPORATION (THE “PARENT”), QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

EQUINIX, INC.

SERIES A CASH TRIGGER WARRANT

June     , 2003

Warrant No.                            CT-3

Date of Initial Issuance:         June     , 2003

THIS CERTIFIES THAT for value received, i-STT Investments Pte Ltd, or its registered assigns (hereinafter called “Warrant Holder”), is entitled to purchase from Parent, at any time during any Exercise Period (as defined below) until the Expiration Date (as defined below), the number of shares of common stock, $0.001 par value, of Parent (“Common Stock”) equal to the quotient obtained as of any Exercise Date (as defined below) by dividing (i) $7,500,000 (“Purchase Amount”), less any proceeds received by Parent from time to time as a result of previous exercises under this Warrant, by (ii) the Warrant Price (as defined below) as of such Exercise Date, at the Warrant Price as of such Exercise Date, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained. This Warrant may be exercised in whole or from time to time in part.

Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement, dated October 2, 2002, by and among Parent, the Guarantors named therein and the Purchasers named therein (the “Purchase Agreement”). For all purposes of this Warrant, the following terms shall have the meanings indicated:

“Amended and Restated Credit Facility” shall mean the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2002, by and among Equinix Operating Co., Inc., Equinix, Inc. and certain of its subsidiaries, various lenders, Salomon Smith Barney Inc., and Citicorp USA, Inc., as the same may be amended or restated from time to time.

“Credit Documents” shall have the meaning ascribed to such term in the Amended and Restated Credit Facility.

“Cure Date” shall mean 5:00 p.m. Pacific time, on the fifth business day after Parent provides the Warrant Holder with written notice of a Trigger Event.

“Exercise Period” shall mean that period of time beginning on any Trigger Date and ending on any related Cure Date.

“Expiration Date” shall mean the date on which all of Parent’s obligations under the Amended and Restated Credit Facility are satisfied in full.

“Loan” shall have the meaning ascribed to such term in the Amended and Restated Credit Facility.

“Percentage Interest” shall mean the Purchase Amount of the Warrant Holder as a fraction of the Purchase Amount of all holders of Series A and B Cash Trigger Warrants in the aggregate.

“Series A and B Cash Trigger Warrants” shall mean this Warrant and all similar warrants denominated Series A Cash Trigger Warrants or Series B Cash Trigger Warrants issued substantially concurrently with this Warrant.

“Trigger Date” shall mean the date on which (i) Parent fails to pay when due any installment of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory payment or otherwise or any interest on any Loan or any fee or any other amount due under any of the Credit Documents, provided that at such time Parent does not have sufficient cash or cash equivalents to make such payments, or (ii) Parent defaults in its performance under the covenants set forth in Sections 6.6 or 6.7(e) of the Amended and Restated Credit Facility.

“Trigger Event” shall mean either of the events referenced in clauses (i) and (ii) of the definition of “Trigger Date.”

“Under-Subscribed Shares” is defined in Section 2.2(c) of this Warrant.

“Warrants” shall mean this Cash Trigger Warrant and any other Cash Trigger Warrant or Cash Trigger Warrants issued to the original holder of any Cash Trigger Warrant or issued to any transferees of such original holder or subsequent holder.

“Warrant Price” shall mean the per share price that is the lesser of (i) $9.792 (the “Signing Price”), subject to adjustment in accordance with Section 4 hereof, and (ii) the product obtained by multiplying (x) the Current Market Value as of the Exercise Date and (y) 0.90.

“Warrant Shares” shall mean shares of Common Stock, subject to adjustment or change as herein provided, purchased or purchasable by Warrant Holder upon the exercise hereof.

Section 2. Exercise of Warrant.

2.1 Regulatory Approvals. This Warrant shall not be exercisable until Warrant Holder has obtained all authorizations, consents, orders and approvals required by law, statute, rule, regulation or under any court order or governmental authority as a condition of such exercise, including without limitation, termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), if applicable. Parent will cooperate with Warrant Holder in preparation of all required filings and will otherwise take all actions reasonably necessary to enable Warrant Holder to obtain all required authorizations, consents, orders and approvals with respect to exercise of the Warrant. If an exercise under this Warrant will require Warrant Holder to make a filing under the HSR Act, Warrant Holder may elect to exercise this Warrant for shares of Series A-1 Convertible Preferred Stock of Parent.

2.2 Exercise Amount.

(a) During any given Exercise Period for which the Trigger Event is clause (i) of the

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definition of Trigger Date:

(i) the minimum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest and (B) the quotient obtained by dividing (x) $5 million by (y) the Warrant Price as of such Exercise Date; and

(ii) the maximum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest, and (B) the quotient obtained as of the Exercise Date by dividing (x) the sum of (I) the amount of any past due principal or interest payment on any Loan, and (II) US$5 million, by (y) the Warrant Price as of such Exercise Date.

(b) During any given Exercise Period for which the Trigger Event is clause (ii) of the definition of Trigger Date:

(i) the minimum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest and (B) the quotient obtained by dividing (x) $5 million by (y) the Warrant Price as of such Exercise Date; and

(ii) the maximum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest, and (B) the quotient obtained as of the Exercise Date by dividing (x) the sum of (I) the amount by which the required minimum cash and cash equivalents for the applicable month, as set forth on Schedules 6.6 and 6.7(e) of the Amended and Restated Credit Facility exceeds Parent’s actual cash and cash equivalents balance, but for an exercise under this Warrant during the Exercise Period, as of the Exercise Date, and (II) US$5 million, by (y) the Warrant Price as of such Exercise Date.

(c) Notwithstanding anything to the contrary in this Section 2.2, in the event that during any Exercise Period the amount of shares obtained by the calculations in clause (B) of Section 2.2(a)(ii) or clause (B) of Section 2.2(b)(ii), as applicable, exceeds the number of shares for which all holders of Series A and B Cash Trigger Warrants (“CTW Holders”) tendered Notice of Exercise (in the form attached hereto as Exhibit A) for such Exercise Period (the “Under-Subscribed Shares”), then Warrant Holder may purchase any and all Under-Subscribed Shares if Warrant Holder has tendered a Notice of Additional Exercise (in the form attached hereto as Exhibit D). If the number of shares for which CTW Holders tender Notice of Additional Exercise exceeds the amount of Under-Subscribed Shares, then the Under-Subscribed Shares shall be allocated pro rata (based on each such CTW Holder’s relative Purchase Amount) among such CTW Holders, including Warrant Holder.

2.3 Procedure for Exercise of Warrant. Parent shall immediately provide the Warrant Holder with written notice of a Trigger Event, and in no event later than the second Business Day following the Trigger Event. At any time during the Exercise Period, the purchase rights represented by this Warrant are exercisable by the Warrant Holder in whole or in part (but not as to any fractional share of Common Stock) at any time (the “Exercise Date”) before the close of business on the Expiration Date by delivery to Parent at its office referred to in Section 9 hereof: (a) the Notice of Exercise in the form of Exhibit A attached hereto, (b) cash, certified or official bank check payable to the order of Parent, or wire transfer of funds to Parent’s account, and (c) this Warrant. This Warrant shall be exercised by the Warrant Holder by the surrender of this Warrant to Parent at any time during usual business hours at Parent’s principal place of business, accompanied by the Notice of Exercise, substantially in the form of Exhibit A attached hereto, specifying that the Warrant Holder elects to exercise all or a portion of this Warrant and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by Parent) by a written instrument or instruments of transfer in form reasonably satisfactory to Parent duly executed by the Warrant Holder or its duly authorized

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attorney. Upon exercise of this Warrant, Parent shall deliver to Warrant Holder the certificate or certificates for the shares of Common Stock so purchased within the number of days specified in Rule 15c6-1 under the Exchange Act with respect to open market purchases, provided that immediately prior to the close of business on the Exercise Date, the exercising Warrant Holder shall be deemed to be the holder of record of the shares of Common Stock, as applicable, issuable upon exercise of this Warrant, notwithstanding that the share register of Parent shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Person. Immediately prior to the close of business on the Exercise Date, all rights with respect to this Warrant so exercised, including the rights, if any, to receive notices, will terminate (in the case of a partial exercise, to the extent of the portion of this Warrant so exercised), except only the rights of the Warrant Holder to (i) receive certificates for the number of shares of Common Stock, into which this Warrant has been exercised; and (ii) exercise the rights to which the Warrant Holder is entitled as a holder of Common Stock.

2.4 Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (a) any applicable state securities laws and (b) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.”

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for Warrant Holder thereof (which counsel shall be reasonably satisfactory to Parent) the securities represented thereby are not, at such time, required by law to bear such legend.

2.5 Preferred Stock Election. Warrant Holder may elect to exercise this Warrant for Series A Convertible Preferred Stock of Parent in lieu of Common Stock.

Section 3. Covenants as to Common Stock. Parent covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully-paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof and not issued in violation of any preemptive rights. Parent further covenants and agrees that it shall pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. Parent further covenants and agrees that Parent shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. Parent further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then Parent shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon conversion of this Warrant is listed on any national securities exchange, Parent shall, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion of this Warrant.

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Section 4. Signing Price and Other Adjustments

Adjustment for Change in Capital Stock:

If, after the date hereof, Parent

pays a dividend or makes a distribution on any of its Common Stock in shares of any of its Common Stock or Warrants, rights or options exercisable for its Common Stock, other than a dividend or distribution of the type described in Section 4(a)(i);

pays a dividend or makes a distribution on any of its Common Stock in shares of any of its Capital Stock, other than Common Stock or rights, warrants or options exercisable for its Common Stock and other than a dividend or distribution of the type of described in Section 4(a)(i); or

subdivides any of its outstanding shares of Common Stock into a greater number of shares; or

combines any of its outstanding shares of Common Stock into a smaller number of shares; or

issues by reclassification of any of its Common Stock any shares of any of its Capital Stock;

then the Signing Price in effect immediately prior to such action shall be adjusted so that the Warrant Holder may receive the number of shares of Capital Stock of Parent which such Warrant Holder would have owned immediately following such action if such Warrant Holder had exercised this Warrant immediately prior to such action or immediately prior to the record date applicable thereto, if any. It shall be assumed for purposes of the foregoing calculation that clause (ii) of the definition of “Warrant Price” is not applicable at the time of such hypothetical exercise.

The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Signing Price shall again be adjusted to be the Signing Price which would then be in effect if such record date or effective date had not been so fixed.

If, after an adjustment, a Warrant Holder, upon exercise of this Warrant may receive shares of two or more classes of Capital Stock of Parent, the Signing Price shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Section 4(a) with respect to the Common Stock, on terms comparable to those applicable to the Common Stock in this Section 5.

Whenever the Signing Price is adjusted, Parent shall promptly mail to the Warrant Holder a notice of the adjustment. Parent shall obtain a certificate from Parent’s independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct.

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(a) If Parent proposes a Fundamental Transaction, as a condition to consummating any such transaction the Surviving Person shall assume the obligations under the Warrants and issue to each Warrant Holder an assumption agreement. The assumption agreement shall provide (i) that the Warrant Holder may exercise the Warrant for the kind and amount of securities, cash or other assets which such holder would have received immediately after the Fundamental Transaction if such holder had exercised such Warrant immediately before the effective date of the transaction, assuming (to the extent applicable) that such holder (A) was not a constituent person or an affiliate of a constituent person to such transaction, (B) made no election with respect thereto, and (C) was treated alike with the plurality of non-electing holders, and (ii) that the Surviving Person shall succeed to and be substituted to every obligation of Parent in respect of this Warrant. The assumption agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The Surviving Person shall mail to Warrant Holder a notice briefly describing the assumption agreement. If the issuer of securities deliverable upon exercise of Warrants is an affiliate of the Surviving Person, that issuer shall join in such assumption agreement.

(b) Parent shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, or shares of Common Stock held in the treasury of Parent, for the issuance upon exercise of this Warrant and payment of the exercise price, the full number of shares of Common Stock then deliverable upon the exercise of the entire Warrant, and the shares so deliverable shall be fully paid and nonassessable and free from all liens and security interests.

After an adjustment to the Signing Price under this Section 4, any subsequent event requiring an adjustment under this Section 4 shall cause an adjustment to the Signing Price as so adjusted.

(c) Parent will not be required to issue fractional shares upon exercise of this Warrant or distribute share certificates that evidence fractional shares. In lieu of fractional shares, there shall be paid to the Warrant Holder an amount in cash equal to the same fraction of the Current Market Value, per share of Common Stock on the Business Day preceding the Exercise Date. Such payments will be made by check.

(d) If at any time Parent grants, Distribution Rights or, without duplication, makes any Distribution on the capital stock, then Parent shall grant, issue, sell or make to each Warrant Holder, the aggregate Distribution Rights or Distribution, as the case may be, which such Warrant Holder would have acquired if such Warrant Holder had held the maximum number of shares issuable upon complete exercise of this Warrant immediately before the record date for the grant, issuance or sale of such Distribution Rights or Distribution, as the case may be, or, if there is no such record date, the date as of which the record holders of capital stock are to be determined for the grant, issue or sale of such Distribution Rights or Distribution, as the case may be.

Section 5. Ownership.

5.1 Ownership of Warrant. Parent may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than Parent) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 5.

5.2 Transfer and Replacement. This Warrant and all rights hereunder are transferable in whole or in part upon the books of Parent by Warrant Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of Warrant Holder, if a partial transfer is effected) shall be made and delivered by Parent upon surrender of this Warrant duly endorsed, at the office of Parent referred to in Section 9 hereof, together with a properly executed Assignment (in the form of Exhibit B or

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Exhibit C attached hereto, as the case may be). Upon receipt by Parent of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, Parent shall make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Warrant Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Warrant Holder shall be sufficient for all purposes of this Section 5, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by Parent upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, Parent shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by Warrant Holder. Warrant Holder shall not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

Section 6. Notice of Dissolution or Liquidation. In case of any distribution of the assets of Parent in dissolution or liquidation (except under circumstances when Section 4(c) shall be applicable), Parent shall give notice thereof to Warrant Holder hereof and shall make no distribution to stockholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, Warrant Holder hereof may exercise this Warrant within thirty days (30) from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty (30)-day period shall thereafter become null and void.

Section 7. Notice of Dividends. If the Board of Directors of Parent shall declare any dividend or other distribution on its Common Stock except by way of a stock dividend payable in shares of its Common Stock, Parent shall mail notice thereof to Warrant Holder hereof not less than thirty days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution, and Warrant Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 7 shall not apply to distributions made in connection with transactions covered by Section 4.

Section 8. Special Arrangements of Parent. Parent covenants and agrees that prior to the Expiration Date, unless otherwise approved by Warrant Holder, Parent shall not amend its certificate of incorporation to eliminate as an authorized class of capital stock that class denominated as “Common Stock” on the date hereof.

Section 9. Notices. Any notice or other document required or permitted to be given or delivered to Warrant Holder shall be delivered at, or sent by certified or registered mail to, Warrant Holder at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished to Parent in writing by Warrant Holder. Any notice or other document required or permitted to be given or delivered to Parent shall be delivered at, or sent by certified or registered mail to, Parent at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished in writing to Warrant Holder by Parent. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

Section 10. No Rights as Stockholder; Limitation of Liability. This Warrant shall not entitle Warrant Holder to any of the rights of a stockholder of Parent except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by Warrant Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of Warrant Holder, shall give rise to any liability of Warrant Holder for the Warrant Price hereunder or as a stockholder of Parent,

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whether such liability is asserted by Parent or by creditors of Parent.

Section 11. Governing Law; Arbitration. This Warrant and the rights and obligations of the parties under this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York). Each of Parent and the Warrant Holder agree that any dispute, controversies or claims (whether in contract, tort or otherwise) arising out of, related to or otherwise by virtue of this Warrant, breach of this Warrant or the transactions contemplated hereby shall be finally settled by arbitration (which shall be the exclusive forum for dispute resolution) as provided in Section 11.10 of the Purchase Agreement.

Section 12. Amendments. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective successor in interest thereof).

Section 13. Headings. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

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IN WITNESS WHEREOF, Parent has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

EQUINIX, INC.

By:
Name:
Title:

9

EXHIBIT A

FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THE ATTACHED WARRANT

The undersigned hereby exercises the right to purchase              shares of Common Stock which the undersigned is entitled to purchase by the terms of the attached Warrant according to the conditions thereof, and herewith makes payment of $             therefor in cash, certified or official bank check or wire transfer of funds.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of Equinix, Inc., a Delaware corporation, shall be:

The shares are to be issued in certificates of the following denominations:

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF ASSIGNMENT

(ENTIRE)

[To be signed only upon transfer of entire Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                                               hereby sells, assigns and transfers unto                                               all rights of the undersigned under and pursuant to the attached Warrant, and the undersigned does hereby irrevocably constitute and appoint                                          Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

i-STT INVESTMENTS PTE LTD

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF ASSIGNMENT

(PARTIAL)

[To be signed only upon partial transfer of Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                                          hereby sells, assigns and transfers unto                                      (i) the rights of the undersigned to purchase              shares of Common Stock under and pursuant to the attached Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the attached Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint                                  Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

i-STT INVESTMENTS PTE LTD

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT D

FORM OF NOTICE OF ADDITIONAL EXERCISE

TO BE EXECUTED BY THE REGISTERED HOLDER

The undersigned hereby gives notice to Parent of its commitment to purchase up to                      Under-Subscribed Shares by the terms of the attached Warrant according to the conditions thereof.

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Notice must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

Exhibit 2.1(c)(ii)

2 of 2

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO EQUINIX, INC., A DELAWARE CORPORATION (THE “PARENT”), QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

EQUINIX, INC.

SERIES B CASH TRIGGER WARRANT

June     , 2003

Warrant No.                             CT-4

Date of Initial Issuance:         June     , 2003

THIS CERTIFIES THAT for value received, i-STT Investments Pte Ltd, or its registered assigns (hereinafter called “Warrant Holder”), is entitled to purchase from Parent, at any time during any Exercise Period (as defined below) until the Expiration Date (as defined below), the number of shares of common stock, $0.001 par value, of Parent (“Common Stock”) equal to the quotient obtained as of any Exercise Date (as defined below) by dividing (i) $15 million (“Purchase Amount”), less any proceeds received by Parent from time to time as a result of previous exercises under this Warrant, by (ii) the Warrant Price (as defined below) as of such Exercise Date, at the Warrant Price as of such Exercise Date, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained. This Warrant may be exercised in whole or from time to time in part.

Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement, dated October 2, 2002, by and among Parent, the Guarantors named therein and the Purchasers named therein (the “Purchase Agreement”). For all purposes of this Warrant, the following terms shall have the meanings indicated:

“Amended and Restated Credit Facility” shall mean the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2002, by and among Equinix Operating Co., Inc., Equinix, Inc. and certain of its subsidiaries, various lenders, Salomon Smith Barney Inc., and Citicorp USA, Inc., as the same may be amended or restated from time to time.

“Credit Documents” shall have the meaning ascribed to such term in the Amended and Restated Credit Facility.

“Cure Date” shall mean 5:00 p.m. Pacific time, on the fifth business day after Parent provides the Warrant Holder with written notice of a Trigger Event.

“Exercise Period” shall mean that period of time beginning on any Trigger Date and ending on any related Cure Date.

“Expiration Date” shall mean the date on which all of Parent’s obligations under the Amended and Restated Credit Facility are satisfied in full.

“Loan” shall have the meaning ascribed to such term in the Amended and Restated Credit Facility.

“Percentage Interest” shall mean the Purchase Amount of the Warrant Holder as a fraction of the Purchase Amount of all holders of Series A and B Cash Trigger Warrants in the aggregate.

“Series A and B Cash Trigger Warrants” shall mean this Warrant and all similar warrants denominated Series A Cash Trigger Warrants or Series B Cash Trigger Warrants issued substantially concurrently with this Warrant.

“Trigger Date” shall mean the date on which (i) Parent fails to pay when due any installment of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory payment or otherwise or any interest on any Loan or any fee or any other amount due under any of the Credit Documents, provided that at such time Parent does not have sufficient cash or cash equivalents to make such payments, or (ii) Parent defaults in its performance under the covenants set forth in Sections 6.6 or 6.7(e) of the Amended and Restated Credit Facility.

“Trigger Event” shall mean either of the events referenced in clauses (i) and (ii) of the definition of “Trigger Date.”

“Under-Subscribed Shares” is defined in Section 2.2(c) of this Warrant.

“Warrants” shall mean this Cash Trigger Warrant and any other Cash Trigger Warrant or Cash Trigger Warrants issued to the original holder of any Cash Trigger Warrant or issued to any transferees of such original holder or subsequent holder.

“Warrant Price” shall mean the per share price that is the product obtained by multiplying (x) the Current Market Value as of the Exercise Date and (y) 0.90.

“Warrant Shares” shall mean shares of Common Stock, subject to adjustment or change as herein provided, purchased or purchasable by Warrant Holder upon the exercise hereof.

Section 2. Exercise of Warrant.

2.1 Regulatory Approvals. This Warrant shall not be exercisable until Warrant Holder has obtained all authorizations, consents, orders and approvals required by law, statute, rule, regulation or under any court order or governmental authority as a condition of such exercise, including without limitation, termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), if applicable. Parent will cooperate with Warrant Holder in preparation of all required filings and will otherwise take all actions reasonably necessary to enable Warrant Holder to obtain all required authorizations, consents, orders and approvals with respect to exercise of the Warrant. If an exercise under this Warrant will require Warrant Holder to make a filing under the HSR Act, Warrant Holder may elect to exercise this Warrant for shares of Series A-1 Convertible Preferred Stock of Parent.

2.2 Exercise Amount.

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(a) During any given Exercise Period for which the Trigger Event is clause (i) of the definition of Trigger Date:

(i) the minimum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest and (B) the quotient obtained by dividing (x) $5 million by (y) the Warrant Price as of such Exercise Date; and

(ii) the maximum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest, and (B) the quotient obtained as of the Exercise Date by dividing (x) the sum of (I) the amount of any past due principal or interest payment on any Loan, and (II) US$5 million, by (y) the Warrant Price as of such Exercise Date.

(b) During any given Exercise Period for which the Trigger Event is clause (ii) of the definition of Trigger Date:

(i) the minimum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest and (B) the quotient obtained by dividing (x) $5 million by (y) the Warrant Price as of such Exercise Date; and

(ii) the maximum number of shares Warrant Holder shall be entitled to purchase shall be equal to the product of (A) the Percentage Interest, and (B) the quotient obtained as of the Exercise Date by dividing (x) the sum of (I) the amount by which the required minimum cash and cash equivalents for the applicable month, as set forth on Schedules 6.6 and 6.7(e) of the Amended and Restated Credit Facility exceeds Parent’s actual cash and cash equivalents balance, but for an exercise under this Warrant during the Exercise Period, as of the Exercise Date, and (II) US$5 million, by (y) the Warrant Price as of such Exercise Date.

(c) Notwithstanding anything to the contrary in this Section 2.2, in the event that during any Exercise Period the amount of shares obtained by the calculations in clause (B) of Section 2.2(a)(ii) or clause (B) of Section 2.2(b)(ii), as applicable, exceeds the number of shares for which all holders of Series A and B Cash Trigger Warrants (“CTW Holders”) tendered Notice of Exercise (in the form attached hereto as Exhibit A) for such Exercise Period (the “Under-Subscribed Shares”), then Warrant Holder may purchase any and all Under-Subscribed Shares if Warrant Holder has tendered a Notice of Additional Exercise (in the form attached hereto as Exhibit D). If the number of shares for which CTW Holders tender Notice of Additional Exercise exceeds the amount of Under-Subscribed Shares, then the Under-Subscribed Shares shall be allocated pro rata (based on each such CTW Holder’s relative Purchase Amount) among such CTW Holders, including Warrant Holder.

2.3 Procedure for Exercise of Warrant. Parent shall immediately provide the Warrant Holder with written notice of a Trigger Event, and in no event later than the second Business Day following the Trigger Event. At any time during the Exercise Period, the purchase rights represented by this Warrant are exercisable by the Warrant Holder in whole or in part (but not as to any fractional share of Common Stock) at any time (the “Exercise Date”) before the close of business on the Expiration Date by delivery to Parent at its office referred to in Section 9 hereof: (a) the Notice of Exercise in the form of Exhibit A attached hereto, (b) cash, certified or official bank check payable to the order of Parent, or wire transfer of funds to Parent’s account, and (c) this Warrant. This Warrant shall be exercised by the Warrant Holder by the surrender of this Warrant to Parent at any time during usual business hours at Parent’s principal place of business, accompanied by the Notice of Exercise, substantially in the form of Exhibit A attached hereto, specifying that the Warrant Holder elects to exercise all or a portion of this Warrant and specifying the name or names (with address) in which a certificate or certificates for shares

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of Common Stock are to be issued and (if so required by Parent) by a written instrument or instruments of transfer in form reasonably satisfactory to Parent duly executed by the Warrant Holder or its duly authorized attorney. Upon exercise of this Warrant, Parent shall deliver to Warrant Holder the certificate or certificates for the shares of Common Stock so purchased within the number of days specified in Rule 15c6-1 under the Exchange Act with respect to open market purchases, provided that immediately prior to the close of business on the Exercise Date, the exercising Warrant Holder shall be deemed to be the holder of record of the shares of Common Stock, as applicable, issuable upon exercise of this Warrant, notwithstanding that the share register of Parent shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Person. Immediately prior to the close of business on the Exercise Date, all rights with respect to this Warrant so exercised, including the rights, if any, to receive notices, will terminate (in the case of a partial exercise, to the extent of the portion of this Warrant so exercised), except only the rights of the Warrant Holder to (i) receive certificates for the number of shares of Common Stock, into which this Warrant has been exercised; and (ii) exercise the rights to which the Warrant Holder is entitled as a holder of Common Stock.

2.4 Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (a) any applicable state securities laws and (b) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

‘THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.”

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for Warrant Holder thereof (which counsel shall be reasonably satisfactory to Parent) the securities represented thereby are not, at such time, required by law to bear such legend.

2.5 Preferred Stock Election. Warrant Holder may elect to exercise this Warrant for Series A Convertible Preferred Stock of Parent in lieu of Common Stock.

Section 3. Covenants as to Common Stock. Parent covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully-paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof and not issued in violation of any preemptive rights. Parent further covenants and agrees that it shall pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. Parent further covenants and agrees that Parent shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. Parent further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then Parent shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon conversion of this Warrant is listed on any national securities exchange, Parent shall, if permitted by the rules of such exchange, list and keep listed on such exchange,

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upon official notice of issuance, all shares of such Common Stock issuable upon conversion of this Warrant.

Section 4. Adjustments

(a) If Parent proposes a Fundamental Transaction, as a condition to consummating any such transaction the Surviving Person shall assume the obligations under the Warrants and issue to each Warrant Holder an assumption agreement. The assumption agreement shall provide (i) that the Warrant Holder may exercise the Warrant for the kind and amount of securities, cash or other assets which such holder would have received immediately after the Fundamental Transaction if such holder had exercised such Warrant immediately before the effective date of the transaction, assuming (to the extent applicable) that such holder (A) was not a constituent person or an affiliate of a constituent person to such transaction, (B) made no election with respect thereto, and (C) was treated alike with the plurality of non-electing holders, and (ii) that the Surviving Person shall succeed to and be substituted to every obligation of Parent in respect of this Warrant. The assumption agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The Surviving Person shall mail to Warrant Holder a notice briefly describing the assumption agreement. If the issuer of securities deliverable upon exercise of Warrants is an affiliate of the Surviving Person, that issuer shall join in such assumption agreement.

(b) Parent shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, or shares of Common Stock held in the treasury of Parent, for the issuance upon exercise of this Warrant and payment of the exercise price, the full number of shares of Common Stock then deliverable upon the exercise of the entire Warrant, and the shares so deliverable shall be fully paid and nonassessable and free from all liens and security interests.

(c) Parent will not be required to issue fractional shares upon exercise of this Warrant or distribute share certificates that evidence fractional shares. In lieu of fractional shares, there shall be paid to the Warrant Holder an amount in cash equal to the same fraction of the Current Market Value, per share of Common Stock on the Business Day preceding the Exercise Date. Such payments will be made by check.

(d) If at any time Parent grants, Distribution Rights or, without duplication, makes any Distribution on the capital stock, then Parent shall grant, issue, sell or make to each Warrant Holder, the aggregate Distribution Rights or Distribution, as the case may be, which such Warrant Holder would have acquired if such Warrant Holder had held the maximum number of shares issuable upon complete exercise of this Warrant immediately before the record date for the grant, issuance or sale of such Distribution Rights or Distribution, as the case may be, or, if there is no such record date, the date as of which the record holders of capital stock are to be determined for the grant, issue or sale of such Distribution Rights or Distribution, as the case may be.

Section 5. Ownership.

5.1 Ownership of Warrant. Parent may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than Parent) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 5.

5.2 Transfer and Replacement. This Warrant and all rights hereunder are transferable in whole or in part upon the books of Parent by Warrant Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of

5

the transferee or transferees (and in the name of Warrant Holder, if a partial transfer is effected) shall be made and delivered by Parent upon surrender of this Warrant duly endorsed, at the office of Parent referred to in Section 9 hereof, together with a properly executed Assignment (in the form of Exhibit B or Exhibit C attached hereto, as the case may be). Upon receipt by Parent of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, Parent shall make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Warrant Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Warrant Holder shall be sufficient for all purposes of this Section 5, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by Parent upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, Parent shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by Warrant Holder. Warrant Holder shall not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

Section 6. Notice of Dissolution or Liquidation. In case of any distribution of the assets of Parent in dissolution or liquidation (except under circumstances when Section 4(c) shall be applicable), Parent shall give notice thereof to Warrant Holder hereof and shall make no distribution to stockholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, Warrant Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty (30)-day period shall thereafter become null and void.

Section 7. Notice of Dividends. If the Board of Directors of Parent shall declare any dividend or other distribution on its Common Stock except by way of a stock dividend payable in shares of its Common Stock, Parent shall mail notice thereof to Warrant Holder hereof not less than thirty days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution, and Warrant Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 7 shall not apply to distributions made in connection with transactions covered by Section 4.

Section 8. Special Arrangements of Parent. Parent covenants and agrees that prior to the Expiration Date, unless otherwise approved by Warrant Holder, Parent shall not amend its certificate of incorporation to eliminate as an authorized class of capital stock that class denominated as “Common Stock” on the date hereof.

Section 9. Notices. Any notice or other document required or permitted to be given or delivered to Warrant Holder shall be delivered at, or sent by certified or registered mail to, Warrant Holder at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished to Parent in writing by Warrant Holder. Any notice or other document required or permitted to be given or delivered to Parent shall be delivered at, or sent by certified or registered mail to, Parent at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished in writing to Warrant Holder by Parent. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

Section 10. No Rights as Stockholder; Limitation of Liability. This Warrant shall not entitle Warrant Holder to any of the rights of a stockholder of Parent except upon exercise in accordance with the terms

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hereof. No provision hereof, in the absence of affirmative action by Warrant Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of Warrant Holder, shall give rise to any liability of Warrant Holder for the Warrant Price hereunder or as a stockholder of Parent, whether such liability is asserted by Parent or by creditors of Parent.

Section 11. Governing Law; Arbitration. This Warrant and the rights and obligations of the parties under this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York). Each of Parent and the Warrant Holder agree that any dispute, controversies or claims (whether in contract, tort or otherwise) arising out of, related to or otherwise by virtue of this Warrant, breach of this Warrant or the transactions contemplated hereby shall be finally settled by arbitration (which shall be the exclusive forum for dispute resolution) as provided in Section 11.10 of the Purchase Agreement.

Section 12. Amendments. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective successor in interest thereof).

Section 13. Headings. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

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IN WITNESS WHEREOF, Parent has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

EQUINIX, INC.

By:
Name:
Title:

8

EXHIBIT A

FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THE ATTACHED WARRANT

The undersigned hereby exercises the right to purchase                      shares of Common Stock which the undersigned is entitled to purchase by the terms of the attached Warrant according to the conditions thereof, and herewith makes payment of $                     therefor in cash, certified or official bank check or wire transfer of funds.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of Equinix, Inc., a Delaware corporation, shall be:

The shares are to be issued in certificates of the following denominations:

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF ASSIGNMENT

(ENTIRE)

[To be signed only upon transfer of entire Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                                      hereby sells, assigns and transfers unto                      all rights of the undersigned under and pursuant to the attached Warrant, and the undersigned does hereby irrevocably constitute and appoint                      Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

i-STT INVESTMENTS PTE LTD

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF ASSIGNMENT

(PARTIAL)

[To be signed only upon partial transfer of Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                                  hereby sells, assigns and transfers unto                                      (i) the rights of the undersigned to purchase      shares of Common Stock under and pursuant to the attached Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the attached Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint                      Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

i-STT INVESTMENTS PTE LTD

By:
Name
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT D

FORM OF NOTICE OF ADDITIONAL EXERCISE

TO BE EXECUTED BY THE REGISTERED HOLDER

The undersigned hereby gives notice to Parent of its commitment to purchase up to          Under-Subscribed Shares by the terms of the attached Warrant according to the conditions thereof.

By:
Name:
Title:

Dated:

NOTICE

The signature to the foregoing Notice must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

Exhibit 2.2(a)

Allocation of A-2 Notes and Warrants

Investor	Principal Amount of A-2 Note	Shares Issuable Upon Exercise of Common Stock Warrants
Crosslink Ventures IV, L.P.	$3,514,000.00	175,700
Crosslink Omega Ventures I GmbH & Co. KG	$153,000.00	7,650
Offshore Crosslink Omega Ventures IV	$1,593,000.00	79,650
Omega Bayview IV	$497,000.00	24,850
Crosslink Crossover Fund III	$3,268,000.00	163,400
Offshore Crosslink Crossover Fund III	$625,000.00	31,250
Gary Hromadko	$350,000.00	17,500

Total	$10,000,000.00	500,000